UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23220

Fiera Capital Series Trust

(Exact name of registrant as specified in charter)

375 Park Avenue, 8th Floor

New York, New York 10152

(Address of principal executive offices) (Zip code)

Corporation Service Company

251 Little Falls Drive

Wilmington, Delaware 19808

(Name and address of agent for service)

Copy to:

Stephen A. McShea

Fiera Capital Inc.

375 Park Avenue, 8th Floor

New York, New York 10152

George M. Silfen, Esq.

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Registrant's telephone number, including area code: (212) 300-1600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Item 1.  Reports to Stockholders

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Fiera Capital Emerging Markets Fund

Fiera Capital Small/Mid-Cap Growth Fund

Fiera Capital International Equity Fund

Fiera Capital Global Equity Fund

Fiera Capital U.S. Equity Long-Term Quality Fund

Each, a series of Fiera Capital Series Trust

Annual Report

March 31, 2021

Fiera Capital Series Trust

Table of Contents

Management Discussion and Fund Performance	2
Fiera Capital Emerging Markets Fund	2
Fiera Capital Small/Mid-Cap Growth Fund	5
Fiera Capital International Equity Fund	8
Fiera Capital Global Equity Fund	10
Fiera Capital U.S. Equity Long-Term Quality Fund	13
Portfolio Composition	15
Schedules of Investments	18
Statements of Assets and Liabilities	25
Statements of Operations	27
Statements of Changes in Net Assets	29
Financial Highlights	35
Notes to the Financial Statements	41
Report of the Independent Registered Public Accounting Firm	52
Expense Example	54
Additional Information	56
Approval of Investment Advisory Agreements	60
Statement Regarding Liquidity Risk Management Program	62
Privacy Notice	63

Fiera Capital Series Trust – Emerging Markets Fund Management Discussion and Fund Performance March 31, 2021 (Unaudited)

For the period April 1, 2020 to March 31, 2021, the Fiera Capital Emerging Markets Fund (the “Fund”) returned 65.26% for the Institutional Class and 64.82% for the Investor Class (net of fees). The Fund outperformed its category benchmarks, the MSCI EM Net TR Index (“EM”), which returned 58.39% and the MSCI EM Asia Net TR Index (“EM Asia”), which returned 60.13%, for the same period.

Investment Philosophy

The Fiera Capital Emerging Markets Fund seeks to provide long-term capital appreciation by investing primarily in emerging market companies. The Fund has a distinct bias towards Asian emerging market economies, with relatively large and young populations, rising per capita income, rapid urbanization, and robust savings and investments. The portfolio is presently weighted towards domestic demand themes, such as information technology or consumer companies, or export sectors that has historically enjoyed long-term sustainable comparative advantage. While we actively manage country, sector and company exposure, we aim to keep a relatively low portfolio turnover.

Market Review and Positioning

The past year was dominated by COVID-19. After a tumultuous and volatile first quarter, global equity markets bottomed in late March 2020 as investor optimism began to flourish. Markets and sectors that were hit particularly hard during Q1 bounced back sharply during Q2 2020. Risky assets maintained their resilience through the second quarter on speculation that global growth would recover rapidly as lockdowns were eased and economies progressively reopened, while the wave of monetary and fiscal stimulus measures and hopes for a COVID vaccine also emboldened the risk-on trade.

Throughout the third quarter of 2020, investor optimism remained buoyant with hopes of an expedited COVID-19 vaccine discovery. Emerging market equities outperformed their developed market peers, and growth continued to outperform value. Record fiscal and monetary stimulus in the US boosted demand for riskier assets, while the weaker US dollar and a stronger recovery in China also drove developing nation stocks higher.

In the fourth quarter of 2020, the COVID-19 vaccines were a significant positive development in fighting the pandemic. With the US election decided, we believe a Biden presidency is likely to involve more multilateral engagement with China, removing some of the uncertainty associated with President Trump’s diplomatic tactics. We believe President Biden’s positions will be moderately positive for our markets. Asian currencies held up well in 2020, while the US Dollar Index depreciated 5.6%. Commodities rallied sharply in the latter part of 2020, with WTI +30% between the end of October and December 2020, while we closely monitored the various COVID-19 waves that continued to sweep the globe.

Moving into 2021, global equity markets powered higher during the first quarter as lingering hopes for a profound post-pandemic revival saw investors upgrade their expectations for both growth and corporate profits, while pledges for ongoing monetary and fiscal support added to investors’ unrelenting appetite for risk. However, concerns about a slower than anticipated vaccine rollout in emerging markets coupled with additional COVID-19 waves weighed on markets into the second half of the quarter.

Over the past fiscal year, on both a country and sector basis, security selection was the main driver of value add compared to the benchmark. As fundamental bottom up stock pickers, this is what we would expect to see from the strategy performance.

For April 1 to June 30, 2020, relative to EM, stock selection was the major contributor to outperformance. Currency was an additional contributor, while allocation detracted from performance. On a country level China/HK, South Korea, and Indonesia were top contributors to performance. Not owning commodity-linked countries like Brazil and Russia detracted. From a sector perspective, top contributors were Information Technology, Consumer Discretionary and Communication Services. Sector detractors were Health Care and Consumer Staples.

For July 1 to September 31, 2020, relative to EM, stock selection was the major contributor to outperformance over the quarter while currency and allocation also slightly contributed. On a country level, our India, China and South Korea exposure drove performance, while not owning index heavyweights in Taiwan detracted. Our overweight allocation to the Philippines and Indonesia continued to

Fiera Capital Series Trust – Emerging Markets Fund Management Discussion and Fund Performance – Continued March 31, 2021 (Unaudited)

detract from performance. From a sector perspective, Energy (an Indian Conglomerate - a telecom/e-commerce play) and Healthcare & Materials (a Korean conglomerate - an EV Battery play) contributed to performance. Conversely, our Consumer Discretionary, Consumer Staples, and Information Technology exposures detracted from performance this quarter.

For October 1 to December 31, 2020, relative to EM, selection was the major contributor to outperformance over the quarter and the calendar year. Currency and allocation were also slight contributors. Top contributors to performance on a country level were China, South Korea, and South Africa. Not owning index heavyweights in Taiwan continued to detract from performance. Our Philippines and Indonesia overweight allocation detracted from performance as smaller markets sold off during the COVID market correction in Feb/March. From a sector perspective, Financials, Materials (a Korean conglomerate – an EV Battery play) and Energy (an Indian Conglomerate – a telco/e-commerce play) contributed to performance. Consumer Discretionary, Consumer Staples, and Industrials detracted from performance.

For January 1 to March 31, 2021, on a country basis, our selective exposure in Vietnam, South Korea and India contributed to performance. China, Taiwan and Philippines exposure detracted from performance over the quarter. On a sector basis, Consumer Discretionary, Health Care and Utilities contributed to performance while selective exposure in Information Technology, Materials, and Real Estate detracted.

Outlook

Emerging markets have terribly underperformed the US markets so far this year. Fiscal stimulus in the US continues to drive market sentiment favoring US equities, while the vaccine-reach inequality has hurt emerging market equities. It is not just YTD: S&P 500 Total Return Index has outperformed the MSCI EM Total Return Index by more than 700 basis points since the Mar 23, 2020 COVID bottom. The optimism, early this year, with a subsiding COVID scare was short-lived, as a renewed wave of infections amid vaccine procurement challenges heightened concerns on the fundamentals of the Emerging Market Economies. China’s Huarong debt debacle, uncertainties over regulatory oversight on China’s big tech companies, and the Archegos blowup further damaged investors’ risk appetite. We expect diplomatic dialogues to resume between the US and China in 2Q2021, and the market is likely to experience volatility as such diplomatic engagement is unlikely to be smooth and predictable. Another near-term concern is the rise in inflation – rise in crude oil prices and commodity prices hurt EM Asia. We have observed that EM typically bounces back from these kinds of circumstances. EM is seeing a resurgence in economic and corporate earnings growth. We stay focused on the fundamentals – we have modestly repositioned our portfolio to position us to capture COVID recovery prospects across Asia.

Index Definition Key

●	The U.S. Dollar Index is a measure of the value of the United States dollar relative to other world currencies.

Fiera Capital Series Trust – Emerging Markets Fund Management Discussion and Fund Performance – Continued March 31, 2021 (Unaudited)

Emerging Markets Fund

Results of a $10,000 Investment*

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Investor	RIMIX	31660Q801	12/14/11	1.60%	1.50%
Institutional	CNRYX	31660Q884	06/01/16	1.35%	1.25%

Annualized Total Return Information*

Share Class	1 Year	3 Year	5 Year	Since Inception
Investor Class	64.82%	5.37%	11.22%	10.75%
Institutional Class	65.26%	5.65%	—	11.53%
Fund Benchmark
MSCI Emerging Markets Index(1)	58.39%	6.48%	12.07%	6.63%(2)
MSCI Emerging Markets Asia Index	60.13%	9.45%	14.48%	9.63%(2)

(1)	Primary benchmark.

(2)	Benchmark since inception returns reflect Investor Class inception date.

Performance of Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the Fund’s inception date to March 31, 2021.

The Morgan Stanley Capital International (“MSCI”) Emerging Markets Net Total Return Index (“MXEF”) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The MSCI Emerging Markets Asia Net Total Return Index is a free-float-adjusted market-capitalization index that is designed to measure equity market performance in the Asian emerging markets.

*

The City National Rochdale Emerging Markets Fund (the “CNR Fund”), a series of City National Rochdale Funds with an inception date of 12/14/11, was reorganized into the Fund as of 6/4/18. The Fund has the same investment objective and investment team, and substantially similar fundamental investment policies, principal investment strategies and risks as the CNR Fund. In addition, the Adviser served as sub-adviser to the CNR Fund from December 1, 2017 until the reorganization.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets.

Fiera Capital Series Trust – Small/Mid-Cap Growth Fund Management Discussion and Fund Performance March 31, 2021 (Unaudited)

Philosophy

We believe that the best way to provide value-added returns is to identify companies that exhibit certain favorable fundamental advantages and benefit from secular growth trends, allowing us to structure the portfolio in high-conviction areas of longer-term sustainable growth. Embedded in our portfolio construction is the recognition of companies at different stages of their growth cycle, which we designate as “stable” and “emerging” growth stocks. We believe that having a spectrum of growth companies ranging from those that are truly innovative and growing rapidly to those that are more established, can provide relative stability while allowing the opportunity to drive outperformance versus our benchmark and peers over time.

Market Environment

Over the prior twelve months, the world and financial markets grappled with circumstances brought on by the COVID-19 pandemic that had not been seen in nearly a century. As the bull market reached its close in the early part of 2020, the massive sell-off ensued and markets took a pause to process what the implications of massive closings would indicate about current and future earnings.

US markets began to perk back up in Q2 of 2020, with the S&P 500 Index up +20.53% – its best performance since Q4 of 1998, while the Nasdaq Composite Index (+30.95%) and the Dow Jones Industrial Average Index (up +17.8%) had their best quarters since 1999 and Q1 of 1987, respectively. US small cap stocks outpaced large caps in Q2 of 2020, and Value continued to lag Growth across the entire market cap spectrum.

Although volatility persisted for the remainder of the calendar year, and despite fears of additional waves of infection and mandated business closures, the rally continued into the latter half of the year aided by the news surrounding the development and deployment of the vaccine. US equity markets ended the year on a strong note, posting their best returns since 2017 in Q4 of 2020 and registering a string of new record closes along the way. Small cap equity indices outperformed in the quarter, far outpacing all other US indices and the Nasdaq Composite.

As the calendar turned to 2021, the market began to show hints of being in the early innings of a regime change. The fourth quarter provided some indications, as for the first time in months value securities strongly outpaced growth securities across all market caps (for instance, Russell 2500 Growth Index +25.89% vs. Russell 2500 Value Index +28.51%). The trend continued into Q1 of 2021, as again the Russell 2500 Value Index outperformed the Russell 2500 Growth Index by a whopping 1031 bps – the first time in recent memory that has happened. A core index like S&P 500 returned 6.17% while the tech-heavy Nasdaq returned 2.95%. The market appeared to be factoring in the impact of higher rates and the resultant regime shift on growth rates and valuations. In other words, in a low- to negative-real-rate environment, growth at any price is fine. As rates rise, embedded inflation expectations pick up, yield curve steepens, indicating that we may be in the beginning stages of a valuation driven market.

Performance (Year)

On a trailing one-year basis, the Fund exhibited strong performance, beating the benchmark by 1256 bps (100.06% vs 87.50%*). Both stock selection and sector allocation were drivers to overall performance. Notably, stock selection and conviction in overweighting the Consumer Discretionary and Financial sectors were additive contributors. The stock selection that contributed most to the Fund’s relative results came from the names within the Health Care sector. Conversely, picks in Information Technology, Industrials and Communication Services detracted from performance over the period.

On an individual security basis, two of the top performers that provided excess contribution to overall returns in the Fund were Immunomedics (IMMU) and Etsy (ETSY).

Global biopharmaceutical manufacturer, Gilead Sciences, announced in September 2020 that it had agreed to buy Immunomedics, one of the top holdings in the Fund. At the time the acquisition was announced, the market price of $88 a share in cash is 108% more than the prior closing market value for the biotechnology firm. Immunomedics’ drug Trodelvy is an FDA-approved treatment for metastatic triple-negative breast cancer. Trodelvy targets a protein on the surface of many cancer cells even when more common protein targets

*	Returns presented net of fees

Fiera Capital Series Trust – Small/Mid-Cap Growth Fund Management Discussion and Fund Performance – Continued March 31, 2021 (Unaudited)

for cancer therapies are missing. We believe the Immunomedics acquisition continues to support the Fiera Growth Equity Investment Team’s “first in class/best in class” approach to health care and biotechnology. In addition to Immunomedics, three other holdings (Aimmune Therapeutics, Portola Pharmaceuticals and PRA Health) have been acquired within the last year.

Buoyed by impact and implications of COVID, Etsy also stood out as a leading performer for the Fund over the year. The e-Commerce platform focused on handmade and vintage items brings buyers and sellers together in a craft-fair style. Etsy has run up more than five-fold price appreciation over the period thanks in part to a global user base that expanded during lockdowns and a revenue base that is derived from a breadth of fees, including percentage of sale value, listing fees and ancillary services.

Outlook

For most of last year during the pandemic, high-multiple growth stocks had the stripes of quasi-defensive and had been helped by secular forces. As is usual with financial markets, as the environment changes, investors’ focus changes. Since the COVID-19 vaccine announcement and the accelerated roll-out in United States, we seem to be in the throes of a regime shift. Consensus seems to be building for a desired repeat of the roaring twenties, where the economy took off after the last pandemic. As the economy re-opens, areas of the market which were hardest hit have been the strongest performers, such as travel, leisure and energy. The positive economic backdrop appears to be boosting confidence in equity markets, resulting in a steeper yield curve, and providing a tailwind for cyclical stocks as well as for those that have been hardest hit because of the COVID-19 pandemic.

As we look forward, we do expect continued market volatility with investors at a crossroads dealing with higher rates, style shifts and valuation compression in the face of a potentially 6%+ GDP prints in the 2nd half of the year. Our portfolios have held up well and outperformed in absolute and relative terms not only during the Q1 of 2020 sell-off, but also during the bounce-back that followed in Q2 and Q3. We expect that our disciplined investment process, with its focus on secular growth, financial strength and valuation, and our approach to building portfolios that judiciously combine stable growth and emerging growth companies, would continue to help us successfully navigate this volatile environment.

Index Definition Key

●	The NASDAQ is a market-capitalization weighted index of the more than 3,000 common equities.

●	Dow Jones Industrial Average Index is a stock market index that measures the stock performance of 30 large companies listed on stock exchanges in the United States.

●	The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe.

●	The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe.

Fiera Capital Series Trust – Small/Mid-Cap Growth Fund Management Discussion and Fund Performance – Continued March 31, 2021 (Unaudited)

Small/Mid-Cap Growth Fund

Results of a $1,000,000 Investment*

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Institutional	APSGX	31660Q702	06/29/12	1.11%	1.05%
Investor	APSRX	31660Q603	02/12/18	1.36%	1.30%

The table references expense ratios per the prospectus dated July 29, 2020. The net expense ratios reflect contractual expense limitations agreed to by the Fund and Adviser which will continue through October 31, 2021. Returns would be lower without these contractual expense limitations in effect.

Annualized Total Return Information*

Share Class	1 Year	3 Year	5 Year	Since Inception
Institutional Class	100.06%	20.39%	20.06%	16.37%
Investor Class	99.38%	29.91%	—	20.61%
Fund Benchmark
Russell 2500 Growth Index(1)	87.50%	19.96%	19.91%	16.77%(2)

(1)	Primary benchmark.

(2)	Benchmark since inception returns reflect Institutional Class inception date.

Performance of Investor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $1,000,000 in the Institutional Class shares of the Fund from inception date to March 31, 2021.

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

*

The Apex Small/Mid-Cap Growth Fund (the “Apex Fund”), a series of the Ultimus Managers Trust with an inception date of 6/29/12, was reorganized into the Fund as of 2/12/18. The Fund has the same investment objective and investment team, and substantially similar fundamental investment policies, principal investment strategies and risks as the Apex Fund.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible.

The Fund invests primarily in small- and mid- capitalization equity securities which, like all equity securities, carry the potential for unpredictable drops in value and periods of lackluster performance. Small- and mid- capitalization companies may involve greater risks than large capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Small- and mid- capitalization companies may be subject to greater price fluctuations and be less liquid compared to larger capitalization companies. The Fund’s investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit and financial reporting and disclosure standards. In addition, the Fund’s foreign investments may be subject to adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, political or social instability, and nationalization of companies or industries.

Fiera Capital Series Trust – International Equity Fund Management Discussion and Fund Performance March 31, 2021 (Unaudited)

Fiera Capital International Equity Fund: April 1, 2020 – March 31, 2021

For the period April 1, 2020 to March 31, 2021, the Fiera Capital International Equity Fund (the “Fund”) returned 44.43% institutional class, and 44.38% investor class (net of fees). The Fund slightly underperformed its category benchmark, the MSCI EAFE Index, which returned 44.57% for the same period.

Investment Philosophy

The Fund seeks to achieve capital appreciation. It is invested in a portfolio of the Global Equity Team’s highest conviction ideas from international developed countries and select emerging markets. This research-focused approach seeks to identify what we believe are best of breed companies in an industry with a sustainable competitive advantage and growth potential, that operate with high barriers to entry and a history of stable profit margins with little dependence on financial leverage, trading at what we believe are attractive valuations.

Market Review and Positioning

Following an unprecedent slowdown in global economic activity due to COVID-19, markets made an impressive comeback off March lows and continued to rally throughout the period on forward-looking optimism brought forth by the gradual reopening of economies as confinement measures were lifted and encouraging vaccine developments along with extraordinary monetary and fiscal stimulus plans. Investors narrowed their focus toward value-oriented corners of the market over the second half of the period due to rising bond yields and higher inflation expectations which improved the near-term outlook for Resources and Banks.

While the Fund was up in absolute performance, it slightly lagged the MSCI EAFE index over the period on a net of fees basis. Our relative underperformance was mainly driven by our security selection in the Materials and Health Care sectors as well as our overweight position in the underperforming Consumer Staples sector. Partially offsetting this underperformance was our overweight in the outperforming Information Technology and Industrials sectors as well as our lack of allocation to the underperforming Utilities and Energy sectors.

Among the largest detractors to performance over the period was Roche Holdings. Swiss-based Pharmaceutical and Diagnostic company, Roche Holdings, underperformed due to weaker than expected revenues from its Pharma division mostly attributable to faster than expected cancer drugs’ market share erosion due to biosimilar competition in the US which we believe has peaked in 2020. COVID-19 has led to less interactions between patients and doctors translating into a reduction in market share gains against competitors while also decreasing the pace at which patients are being diagnosed for major chronic diseases. These negatives were slightly offset by the ongoing boom in COVID testing, a segment within which Roche has a leading market share and manufacturing capacity in both PCR and antigenic testing.

Among the leading contributors to performance over the period was Taiwan Semiconductor (TSMC). TSMC, the world’s largest semiconductor foundry, continues to post strong revenues and beat expectations due to strong demand coming from new products including data centers, high performance computers, and mobile (5G). The chipmaker also expanded its market share, especially for cutting edge nodes, as the company advances its technological leadership, while further improving profit margins due to tight production capacity and better pricing.

During the period we trimmed our positions in Keyence and TSMC at a richer valuation and initiated a position in Alcon, the world’s largest eye care company, which manufactures and distributes surgical devices and equipment, eye drops and vision care products. Their best-in-class product offerings and customer service as well as decades of innovation leadership has earned them an excellent reputation among surgeons, which grants Alcon a unique competitive position in the industry. While benefiting from high barriers to entry, the eye care business is also well-positioned to profit from long-term growth drivers such as aging population.

Our investment horizon is best measured in years, conceivably decades, not months or quarters. Our focus continues to be on identifying what we believe to be high quality companies with sustainable competitive advantages, operating in industries with high barriers to entry, contributing to durable pricing power.

Fiera Capital Series Trust – International Equity Fund Management Discussion and Fund Performance – Continued March 31, 2021 (Unaudited)

International Equity Fund

Results of a $1,000,000 Investment

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Institutional	FCIUX	31660Q306	09/29/17	1.31%	1.00%
Investor	FCIRX	31660Q504	09/29/17	1.56%	1.25%
Z	FCIWX	31660Q405	09/29/17	1.31%	0.80%

The table references expense ratios per the prospectus dated July 29, 2020. The net expense ratios reflect contractual expense limitations agreed to by the Fund and Adviser which will continue through October 31, 2021. Returns would be lower without these contractual expense limitations in effect.

Annualized Total Return Information

Share Class	1 Year	3 Year	Since Inception
Institutional Class	44.43%	12.79%	11.64%
Investor Class	44.38%	12.60%	11.45%
Z Class	44.65%	13.01%	11.87%
Fund Benchmark
MSCI ACWI Index	54.60%	12.07%	11.72%
MSCI EAFE Index(1)	44.57%	6.02%	5.92%
MSCI World Index	54.03%	12.81%	12.18%

(1)	Primary benchmark.

Performance of Investor Class and Z Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $1,000,000 in the Institutional Class shares of the Fund from inception date to March 31, 2021.

The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI EAFE Index is a stock market index made up of approximately 909 constituents. It is used as a common benchmark for international stock funds. The index comprises the MSCI country indexes capturing large and mid-cap equities across developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada.

The MSCI World Index is a stock market index made up of approximately 1,600 global stocks. It is used as a common benchmark for ‘world’ or ‘global’ stock funds. The index comprises a collection of stocks of all the developed markets in the world, as defined by MSCI and includes stocks from 23 countries but excludes stocks from emerging and frontier economies.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets.

Fiera Capital Series Trust – Global Equity Fund Management Discussion and Fund Performance March 31, 2021 (Unaudited)

Fiera Capital Global Equity Fund: April 1, 2020 – March 31, 2021

For the period April 1, 2020 to March 31, 2021, the Fiera Capital Global Equity Fund (the “Fund”) returned 47.78% institutional class, and 47.37% investor class (net of fees). The Fund underperformed its category benchmark, the MSCI World Index, which returned 54.03% for the same period.

Investment Philosophy

The Fund seeks to achieve capital appreciation. It is invested in a concentrated portfolio of the Global Equity Team’s highest conviction ideas from across global, developed, and select emerging markets. We seek to generate returns with lower than market volatility, achieved by investing in companies we believe hold unique competitive advantages, operate with high barriers to entry and are able to consistently generate attractive returns on invested capital (ROIC) with little dependence on financial leverage.

Market Review and Positioning

Following an unprecedent slowdown in global economic activity due to COVID-19, markets made an impressive comeback off March lows and continued to rally throughout the period on forward-looking optimism brought forth by the gradual reopening of economies as confinement measures were lifted and encouraging vaccine developments along with extraordinary monetary and fiscal stimulus plans. Investors narrowed their focus toward value-oriented corners of the market over the second half of the period due to rising bond yields and higher inflation expectations which improved the near-term outlook for Resources and Banks.

While the Fund was up in absolute performance, it lagged the MSCI World index over the period on a net of fees basis. Our relative underperformance was mainly driven by our security selection in the Consumer Discretionary and Financials sectors as well as our overweight position in the underperforming Consumer Staples sector. Partially offsetting this underperformance was our security selection within the Communication Services sector and lack of allocation to the underperforming Utilities and Real Estate sectors.

Among the largest detractors to performance over the period was Becton Dickinson. US-based medical technology company, Becton Dickinson’s stock underperformed given the uncertainties brought on by COVID-19 and the resulting impact in demand of their products from their key end-markets such as elective procedures conducted in hospitals and research activity in labs. The company furthermore announced in May an unexpected equity issuance to shore up its balance sheet, negatively impacting the stock price.

Among the leading contributors to performance over the period was Taiwan Semiconductor (TSMC). TSMC, the world’s largest semiconductor foundry, continues to post strong revenues and beat expectations due to strong demand coming from new products including data centers, high performance computers, and mobile (5G). The chipmaker also expanded its market share, especially for cutting edge nodes, as the company advances its technological leadership, while further improving profit margins due to tight production capacity and better pricing.

During the first half of the period, United Technologies completed the split of Otis and Carrier into separate companies and concurrently completed its merger with Raytheon Corp. to form Raytheon Technologies. Following the split, we decided to exit our position in Raytheon Technologies and to consolidate our position in Otis, given our belief that it has a more attractive thesis and lower short-term COVID-related risks. More specifically, Raytheon is highly exposed to the aerospace industry, which is facing key disruptions related to the pandemic. Furthermore, we decided to exit our position in Middleby, the supplier of commercial food equipment to restaurants, to consolidate our position in Carrier, considered to be the dominant player in HVAC systems. While we still believe in Middleby’s long-term investment thesis, we concluded that Carrier has an equally strong thesis and similar long-term upside, while having a lower COVID risk profile than Middleby who’s directly exposed to the challenged restaurant industry.

Later during the period, we exited our positions in Fanuc and Varian Medical Systems, as Siemens Healthineers announced in August their intention to acquire the latter in an all-cash deal, in order to take the opportunity to initiate a position in Microsoft as the company is believed to have a more attractive long-term investment thesis. A position in Microsoft was initiated as we believe the company has been transformed under the leadership of CEO Satya Nadella (since 2014) who has delivered great execution and who has fostered a strong collaborative and innovative culture. In comparison with many of its successful tech peers, the company has not one, but two successful segments; notably, personal computing, including Windows and Office and enterprise computing, including cloud platform Azure. We believe Microsoft is well positioned to benefit from industry tailwinds in cloud, leading to sustainable growth and attractive long-term margins due to its scale and operating leverage.

Fiera Capital Series Trust – Global Equity Fund Management Discussion and Fund Performance – Continued March 31, 2021 (Unaudited)

Furthermore, during the first quarter of 2021, we exited our positions in US Bancorp and Richemont and used the proceeds to initiate a position in UnitedHealth Group as we believe its long-term investment thesis is more attractive. UnitedHealth Group, a leading US-based medical insurer, is considered to have a dominant position on both a local and a national basis and compelling structural growth drivers from demographics trends and increasing demand for managed care plans. The company offers health care and pharmacy benefits to an array of customers and markets as well as data and analytics for care providers and health plans. We believe UnitedHealth’s ability to lever technology across the firm’s extensive scale provides a powerful edge to deliver better health care services and reduce costs. Lastly, the company has demonstrated its ability to adapt to the ever-evolving regulations in the healthcare space.

Our investment horizon is best measured in years, conceivably decades, not months or quarters. Our focus continues to be on identifying what we believe to be high quality companies with sustainable competitive advantages, operating in industries with high barriers to entry, contributing to durable pricing power.

Fiera Capital Series Trust – Global Equity Fund Management Discussion and Fund Performance – Continued March 31, 2021 (Unaudited)

Global Equity Fund

Results of a $1,000,000 Investment

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Institutional	FCGIX	31660Q207	04/28/17	2.14%	0.90%
Investor	FCGEX	31660Q108	04/28/17	2.39%	1.15%

The table references expense ratios per the prospectus dated July 29, 2020. The net expense ratios reflect contractual expense limitations agreed to by the Fund and Adviser which will continue through October 31, 2021. Returns would be lower without these contractual expense limitations in effect.

Annualized Total Return Information

Share Class	1 Year	3 Year	Since Inception
Institutional Class	47.78%	15.97%	16.39%
Investor Class	47.37%	15.64%	16.09%
Fund Benchmark
MSCI ACWI Index	54.60%	12.07%	12.58%
MSCI World Index(1)	54.03%	12.81%	12.85%

(1)	Primary benchmark.

Performance of Investor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $1,000,000 in the Institutional Class shares of the Fund from inception date to March 31, 2021.

The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index is a stock market index made up of approximately 1,600 global stocks. It is used as a common benchmark for ‘world’ or ‘global’ stock funds. The index comprises a collection of stocks of all the developed markets in the world, as defined by MSCI and includes stocks from 23 countries but excludes stocks from emerging and frontier economies.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings or geographical areas than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Fiera Capital Series Trust – U.S. Equity Long-Term Quality Fund Management Discussion and Fund Performance March 31, 2021 (Unaudited)

Fiera Capital U.S. Equity Long-Term Quality Fund: April 1, 2020 – March 31, 2021

For the period April 1, 2020 to March 31, 2021, the Fiera Capital U.S. Equity Long-Term Quality Fund (the “Fund”) returned 52.48% institutional class, and 52.04% investor class (net of fees). The Fund underperformed its category benchmark, the S&P 500 Index, which returned 56.35% for the same period.

Investment Philosophy

The Fund seeks to achieve capital appreciation. It seeks to achieve the Fund’s investment objective by investing substantially in a portfolio of US equities. We seek to invest in what we believe are quality companies that we believe have an ability to consistently generate attractive returns on invested capital (ROIC) with little dependence on financial leverage.

Market Review and Positioning

Following an unprecedent slowdown in global economic activity due to COVID-19, markets made an impressive comeback off March lows and continued to rally throughout the period on forward-looking optimism brought forth by the gradual reopening of economies as confinement measures were lifted and encouraging vaccine developments along with extraordinary monetary and fiscal stimulus plans. Investors narrowed their focus toward value-oriented corners of the market over the second half of the period due to rising bond yields and higher inflation expectations which improved the near-term outlook for Resources and Banks.

While the Fund was up in absolute performance, it slightly lagged the S&P 500 index over the period on a net of fees basis. Our relative underperformance was mainly driven by our security selection in the Information Technology and Financials sectors. Partially offsetting this underperformance was our strong security selection in the Industrials, Communication Services and Health Care sectors as well as our lack of allocation to the underperforming Utilities and Real Estate sectors.

Among the largest detractors to performance over the period was Becton Dickinson. US-based medical technology company, Becton Dickinson’s stock underperformed given the uncertainties brought on by COVID-19 and the resulting impact in demand of their products from their key end-markets such as elective procedures conducted in hospitals and research activity in labs. The company furthermore announced in May an unexpected equity issuance to shore up its balance sheet, negatively impacting the stock price.

Among the leading contributors to performance over the period was Carrier Global Corp. Leading HVAC player, Carrier Global Corp, outperformed as the company saw stronger than anticipated order trends in both residential and commercial, which benefited from increased housing-related expenditures throughout the year as well as new opportunities in Indoor Air Quality (IAQ) systems, brought forward by the pandemic. Biden’s $1.9T stimulus package includes $170B aimed to the education sector, most of which will be spent on better infrastructure and air quality which involves HVAC upgrades. Moreover, previous liquidity concerns have significantly decreased, further positively contributed to the stock’s performance.

During the first half of the period, United Technologies completed the split of Otis Worldwide Corp and Carrier Global Corp into separate companies and concurrently completed its merger with Raytheon Corp. to form Raytheon Technologies. Following the split, we decided to exit our position in Raytheon Technologies and to consolidate our position in Otis Worldwide Corp and Carrier Global Corp, given our belief that they each have a more attractive thesis and lower short-term COVID-related risks. More specifically, Raytheon is highly exposed to the aerospace industry, which is facing key disruptions related to the pandemic.

Later during the period, we exited our position in radiation oncology devices and software maker Varian Medical Systems as Siemens Healthineers announced in August their intention to acquire the company in an all-cash deal. Following the announcement, the stock price rose materially, reaching a level that is close to that of its acquisition price. As such, the team took advantage of the current attractive opportunity, in the event that the takeover does not go through. We subsequently used the proceeds to add capital to several existing positions in the portfolio.

Our investment horizon is best measured in years, conceivably decades, not months or quarters. Our focus continues to be on identifying what we believe to be high quality companies with sustainable competitive advantages, operating in industries with high barriers to entry, contributing to durable pricing power.

Fiera Capital Series Trust – U.S. Equity Long-Term Quality Fund Management Discussion and Fund Performance – Continued March 31, 2021 (Unaudited)

U.S. Equity Long-Term Quality Fund

Results of a $1,000,000 Investment

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Investor	FCUEX	31660Q868	09/30/19	1.73%	1.00%
Institutional	FCUIX	31660Q850	09/30/19	1.48%	0.75%

The table references expense ratios per the prospectus dated July 29, 2020. The net expense ratios reflect contractual expense limitations agreed to by the Fund and Adviser which will continue through October 31, 2021. Returns would be lower without these contractual expense limitations in effect.

Annualized Total Return Information

Share Class	1 Year	Since Inception
Investor Class	52.04%	25.99%
Institutional Class	52.48%	26.27%
Fund Benchmark
S&P 500 Index(1)	56.35%	23.40%

(1)	Primary benchmark.

Performance of Investor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $1,000,000 in the Institutional Class shares of the Fund from inception date to March 31, 2021.

The S&P 500 Index is a registered trademark of Standard & Poor’s and is an unmanaged broadly-based index of the common stock prices of 500 large U.S. companies that includes the reinvestment of dividends.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible.

Fiera Capital Series Trust Portfolio Composition March 31, 2021 (Unaudited)

Emerging Markets Fund (Consolidated)

Sector	% of Total Net Assets
Common Stocks*
Basic Materials	3.9%
Communications	21.7
Consumer, Cyclical	12.1
Consumer, Non-cyclical	6.3
Energy	3.3
Financial	19.3
Industrial	13.1
Technology	10.9
Utilities	4.0
Total Common Stocks	94.6
Short-Term Investments	2.6
Other Assets and Liabilities	2.8
Total Net Assets	100.0%

Industry	Value	% of Total Net Assets
Common Stocks
Apparel	$2,438,864	0.4%
Auto Manufacturers	21,523,732	3.2
Banks	49,003,910	7.4
Beverages	10,129,977	1.5
Building Materials	2,454,309	0.4
Chemicals	22,924,807	3.4
Computers	14,418,737	2.2
Cosmetics/Personal Care	6,249,481	0.9
Diversified Financial Services	17,147,140	2.6
Electric	8,467,424	1.3
Electronics	29,554,072	4.4
Energy-Alternate Sources	11,189,667	1.7
Gas	18,101,673	2.7
Home Furnishings	17,264,221	2.6
Insurance	28,039,567	4.2
Internet	144,356,193	21.7
Lodging	17,065,957	2.6
Machinery-Construction & Mining	7,363,782	1.1
Mining	3,314,974	0.5
Miscellaneous Manufacturing	47,653,966	7.2
Oil & Gas	10,900,506	1.6
Pharmaceuticals	25,280,535	3.8
Real Estate	33,886,201	5.1
REITS	78,342	0.0
Retail	22,353,554	3.4
Semiconductors	39,090,796	5.9
Software	18,711,052	2.8
Total Common Stocks	628,963,439	94.6
Short-Term Investments	17,285,326	2.6
Total Investments	646,248,765	97.2
Other Assets and Liabilities	18,488,034	2.8
Total Net Assets	$664,736,799	100.0%

Fiera Capital Series Trust Portfolio Composition – Continued March 31, 2021 (Unaudited)

Small/Mid-Cap Growth Fund

Sector	% of Total Net Assets
Common Stocks*
Basic Materials	1.9%
Communications	10.5
Consumer, Cyclical	16.7
Consumer, Non-cyclical	31.3
Energy	2.7
Financial	6.1
Industrial	13.8
Technology	16.1
Total Common Stocks	99.1
Other Assets and Liabilities	0.9
Total Net Assets	100.0%

Industry	Value	% of Total Net Assets
Common Stocks
Apparel	$4,733,431	3.2%
Banks	3,601,006	2.4
Biotechnology	22,412,406	15.0
Chemicals	2,769,479	1.9
Commercial Services	2,488,965	1.7
Computers	7,106,565	4.7
Distribution/Wholesale	1,463,763	1.0
Diversified Financial Services	5,535,999	3.7
Electrical Components & Equipment	1,736,234	1.2
Electronics	1,450,214	1.0
Engineering & Construction	4,056,195	2.7
Entertainment	1,709,061	1.1
Food	1,408,680	0.9
Healthcare-Products	9,822,340	6.5
Healthcare-Services	4,753,280	3.2
Home Furnishings	2,693,279	1.8
Internet	11,347,360	7.6
Lodging	2,645,242	1.8
Machinery-Diversified	5,882,911	3.9
Media	2,313,283	1.5
Miscellaneous Manufacturing	2,493,119	1.7
Oil & Gas	1,448,480	1.0
Oil & Gas Services	2,575,592	1.7
Packaging & Containers	2,900,843	1.9
Pharmaceuticals	6,007,774	4.0
Retail	8,712,633	5.8
Semiconductors	7,001,980	4.7
Software	9,988,729	6.7
Telecommunications	2,096,324	1.4
Textiles	3,059,652	2.0
Transportation	2,156,014	1.4
Total Common Stocks	148,370,833	99.1
Other Assets and Liabilities	1,306,692	0.9
Total Net Assets	$149,677,525	100.0%

International Equity Fund

Sector	% of Total Net Assets
Common Stocks*
Basic Materials	1.5%
Consumer, Cyclical	16.7
Consumer, Non-cyclical	38.6
Financial	10.1
Industrial	21.1
Technology	9.6
Total Common Stocks	97.6
Preferred Stocks
Basic Materials	0.8
Total Preferred Stocks	0.8
Other Assets and Liabilities	1.6
Total Net Assets	100.0%

Industry	Value	% of Total Net Assets
Common Stocks
Apparel	$7,940,875	3.9%
Banks	14,765,870	7.3
Beverages	7,824,709	3.8
Building Materials	5,859,426	2.9
Chemicals	3,119,028	1.5
Commercial Services	14,261,483	7.0
Cosmetics/Personal Care	19,565,279	9.6
Distribution/Wholesale	3,912,785	1.9
Diversified Financial Services	5,817,201	2.9
Electronics	4,448,283	2.2
Food	11,103,942	5.5
Hand/Machine Tools	6,920,029	3.4
Healthcare-Products	9,606,565	4.7
Home Furnishings	6,756,683	3.3
Leisure Time	5,817,149	2.9
Lodging	6,222,659	3.1
Machinery-Diversified	19,837,769	9.8
Pharmaceuticals	16,160,919	7.9
Retail	3,250,397	1.6
Semiconductors	14,156,223	7.0
Software	5,319,946	2.6
Transportation	5,739,966	2.8
Total Common Stocks	198,407,186	97.6
Preferred Stocks
Chemicals	1,564,871	0.8
Total Preferred Stocks	1,564,871	0.8
Total Investments	199,972,057	98.4
Other Assets and Liabilities	3,193,614	1.6
Total Net Assets	$203,165,671	100.0%

Fiera Capital Series Trust Portfolio Composition – Continued March 31, 2021 (Unaudited)

Global Equity Fund

Sector	% of Total Net Assets
Common Stocks*
Basic Materials	3.4%
Communications	5.4
Consumer, Cyclical	12.9
Consumer, Non-cyclical	31.4
Financial	9.9
Industrial	19.8
Technology	16.3
Total Common Stocks	99.1
Other Assets and Liabilities	0.9
Total Net Assets	100.0%

Industry	Value	% of Total Net Assets
Common Stocks
Apparel	$1,365,951	5.0%
Banks	682,817	2.5
Beverages	1,455,614	5.3
Building Materials	1,352,699	5.0
Chemicals	933,583	3.4
Commercial Services	2,222,938	8.1
Cosmetics/Personal Care	613,847	2.2
Diversified Financial Services	2,035,075	7.4
Electronics	687,636	2.5
Food	993,330	3.6
Hand/Machine Tools	615,290	2.3
Healthcare-Services	613,171	2.2
Internet	1,474,702	5.4
Lodging	587,138	2.2
Machinery-Diversified	2,751,254	10.1
Pharmaceuticals	2,695,795	9.9
Retail	1,571,360	5.7
Semiconductors	1,473,532	5.4
Software	2,993,887	10.9
Total Common Stocks	27,119,619	99.1
Other Assets and Liabilities	237,384	0.9
Total Net Assets	$27,357,003	100.0%

U.S. Equity Long-Term Quality Fund

Sector	% of Total Net Assets
Common Stocks*
Basic Materials	9.2%
Communications	8.4
Consumer, Cyclical	14.0
Consumer, Non-cyclical	19.6
Financial	16.6
Industrial	13.6
Technology	18.8
Total Common Stocks	100.2
Other Assets and Liabilities	(0.2)
Total Net Assets	100.0%

Industry	Value	% of Total Net Assets
Common Stocks
Apparel	$2,492,485	3.0%
Banks	1,816,768	2.2
Beverages	3,375,138	4.1
Building Materials	2,433,687	3.0
Chemicals	7,499,197	9.2
Cosmetics/Personal Care	1,948,599	2.4
Diversified Financial Services	11,719,153	14.4
Electronics	2,166,919	2.7
Healthcare-Services	3,980,033	4.9
Internet	5,304,802	6.5
Machinery-Diversified	6,467,869	7.9
Media	1,592,324	1.9
Pharmaceuticals	6,717,880	8.2
Retail	8,946,915	11.0
Semiconductors	2,497,874	3.1
Software	12,863,389	15.7
Total Common Stocks	81,823,032	100.2
Other Assets and Liabilities	(163,393)	(0.2)
Total Net Assets	$81,659,639	100.0%

Portfolio composition will change due to the ongoing management of the Funds. The percentages are based on net assets as of March 31, 2021.

*

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly a Fund invests, the more it spreads risk and potentially reduces the risk of loss and volatility.

Emerging Markets Fund Schedule of Investments (Consolidated) March 31, 2021

Description	Shares	Value
Common Stocks — 94.6%
Argentina — 1.1%
Despegar.com Corp. (1)	546,590	$7,450,022

China — 33.8%
AAC Technologies Holdings, Inc.	929,200	4,679,407
Alibaba Group Holding, Ltd. (1)	660,605	18,694,524
A-Living Smart City Services Co., Ltd.	1,461,553	6,486,099
Baidu, Inc., ADR (1)	75,113	16,340,833
Great Wall Motor Co., Ltd., Class H	7,764,624	21,523,732
Haier Smart Home Co., Ltd., Class A	2,110,544	10,039,171
Kingsoft Cloud Holdings, Ltd., ADR (1)	141,059	5,546,440
Lufax Holding, Ltd., ADR (1)	708,154	10,282,396
Meituan (1)	274,925	10,545,611
Midea Group Co., Ltd., Class A	575,948	7,225,050
Ping An Insurance Group Co. of China, Ltd., Class H	1,419,404	16,897,884
Sany Heavy Industry Co., Ltd. - Class A	1,413,458	7,363,782
Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H	2,198,000	9,372,622
Sunny Optical Technology Group Co., Ltd.	783,632	17,861,822
Tencent Holdings, Ltd.	398,500	31,268,571
Tongcheng-Elong Holdings, Ltd. (1)	2,523,203	5,692,875
Weibo Corp., ADR (1)	127,065	6,411,700
Xtep International Holdings, Ltd.	12,302,765	7,200,523
Yum China Holdings, Inc.	185,700	10,876,086
		224,309,128
Hong Kong — 11.1%
ASM Pacific Technology, Ltd.	754,082	9,607,777
China Gas Holdings, Ltd.	2,328,300	9,538,899
China Resources Gas Group, Ltd.	1,544,498	8,562,774
CSPC Pharmaceutical Group, Ltd.	7,013,909	8,480,820
Galaxy Entertainment Group, Ltd. (1)	960,002	8,644,106
NagaCorp, Ltd.	7,132,061	8,421,852
Shimao Group Holdings, Ltd.	3,018,351	9,492,891
Xinyi Solar Holdings, Ltd.	6,806,697	11,189,667
		73,938,786
India — 12.1%
Amber Enterprises India, Ltd. (2)	54,117	2,454,309
Bata India, Ltd. (2)	126,806	2,438,864
Embassy Office Parks REIT (2)	17,600	78,342
HDFC Bank, Ltd. (1)(2)	328,436	6,709,656
ICICI Bank, Ltd., ADR (1)	492,021	7,887,097
ICICI Lombard General Insurance Co., Ltd. (2)	568,386	11,141,683
Infosys, Ltd. (2)	359,800	6,732,305
Infosys, Ltd., ADR	410,600	7,686,432
Reliance Industries, Ltd. (2)	397,872	10,900,506
State Bank of India (1)	1,425,200	7,101,263
Tata Power Co., Ltd. (2)	5,995,986	8,467,424
Tech Mahindra, Ltd. (2)	646,515	8,766,981
		80,364,862
Indonesia — 3.1%
Aneka Tambang	21,400,000	3,314,974
Bank Mandiri Persero	16,379,600	6,935,253
Ciputra Development	70,587,259	5,321,380
Kalbe Farma	8,789,476	950,050
Mitra Adiperkasa (1)	83,949,500	4,276,945
		20,798,602
Malaysia — 1.0%
My EG Services	13,170,303	6,257,204

See accompanying Notes to the Financial Statements.

Emerging Markets Fund Schedule of Investments (Consolidated) – Continued March 31, 2021

Description	Shares	Value
Philippines — 3.9%
Ayala Land, Inc.	8,206,200	$5,807,530
BDO Unibank, Inc.	2,876,769	6,045,438
Megaworld Corp.	45,523,826	3,357,719
Metropolitan Bank & Trust Co.	1,469,800	1,344,509
Robinsons Land Corp.	9,285,600	3,420,583
Security Bank Corp.	2,333,415	5,817,012
		25,792,791
Singapore — 1.1%
Nanofilm Technologies International, Ltd. (1)	829,300	3,082,441
Sea Ltd. ADR (1)	19,700	4,397,631
		7,480,072
South Africa — 1.6%
Naspers, Ltd. N Shares, ADR	224,216	10,751,157

South Korea — 14.5%
LG Chem, Ltd.	32,230	22,924,807
LG Household & Health Care, Ltd.	4,505	6,249,481
NAVER Corp.	62,025	20,661,299
Samsung Electro-Mechanics Co., Ltd.	103,976	17,225,977
Samsung Electronics Co., Ltd.	409,919	29,483,019
		96,544,583
Taiwan — 8.7%
Airtac International Group	343,888	12,112,552
Chailease Holding Co., Ltd.	2,483,550	17,147,140
Elite Material Co., Ltd.	2,464,500	14,597,151
Hon Hai Precision Industry Co., Ltd.	1,760,000	7,648,687
Lotus Pharmaceutical Co., Ltd. (1)	2,378,500	6,477,042
		57,982,572
Thailand — 1.5%
Osotspa PLC	4,185,700	4,721,469
Thai Beverage PLC	9,831,790	5,408,508
		10,129,977
Vietnam — 1.1%
Military Commercial Joint Stock Bank (1)	5,872,184	7,163,683

Total Common Stocks (identified cost $433,241,110)		628,963,439

Short-Term Investments — 2.6%
Mutual Funds — 2.6%
Federated Hermes Treasury Obligations Fund, Institutional Class, 0.010% (3)	17,285,326	17,285,326

Total Short-Term Investments (identified cost $17,285,326)		17,285,326

Total Investments — 97.2% (identified cost $450,526,436)		646,248,765
Other Assets and Liabilities — 2.8%		18,488,034
Total Net Assets — 100.0%		$664,736,799

(1)	Non-income producing.

(2)	Securities held through a Mauritius Subsidiary.

(3)	Represents the 7-day effective yield as of March 31, 2021.

ADR — American Depositary Receipt

PLC — Public Limited Company

REIT — Real Estate Investment Trusts

See accompanying Notes to the Financial Statements.

Small/Mid-Cap Growth Fund Schedule of Investments March 31, 2021

Description	Shares	Value
Common Stocks — 99.1%
Basic Materials — 1.9%
Chemicals — 1.9%
The Mosaic Co.	87,614	$2,769,479
Total Basic Materials		2,769,479

Communications — 10.5%
Internet — 7.6%
Etsy, Inc.(1)	21,165	4,268,346
GoDaddy, Inc., Class A(1)	32,425	2,516,828
Revolve Group, Inc., Class A(1)	51,172	2,299,158
Zendesk, Inc.(1)	17,064	2,263,028
		11,347,360
Media — 1.5%
The New York Times Co., Class A	45,699	2,313,283

Telecommunications — 1.4%
Arista Networks, Inc.(1)	6,944	2,096,324
Total Communications		15,756,967

Consumer, Cyclical — 16.7%
Apparel — 3.2%
Deckers Outdoor Corp.(1)	5,648	1,866,212
PVH Corp.	27,126	2,867,219
		4,733,431
Distribution/Wholesale — 1.0%
Avient Corp.	30,966	1,463,763

Entertainment — 1.1%
Churchill Downs, Inc.	7,515	1,709,061

Home Furnishings — 1.8%
Dolby Laboratories, Inc., Class A	27,282	2,693,279

Lodging — 1.8%
Hyatt Hotels Corp., Class A	31,986	2,645,242

Retail — 5.8%
CarMax, Inc.(1)	20,286	2,691,141
Dick’s Sporting Goods, Inc.	30,729	2,340,014
Lithia Motors, Inc., Class A	3,791	1,478,831
RH(1)	3,692	2,202,647
		8,712,633
Textiles — 2.0%
Mohawk Industries, Inc.(1)	15,910	3,059,652
Total Consumer, Cyclical		25,017,061

Consumer, Non-cyclical — 31.3%
Biotechnology — 15.0%
Acceleron Pharma, Inc.(1)	17,790	2,412,502
Amicus Therapeutics, Inc.(1)	130,338	1,287,739
Argenx SE, ADR(1)	4,797	1,321,046
Arrowhead Pharmaceuticals, Inc.(1)	49,632	3,291,098
BeiGene, Ltd., ADR(1)	6,734	2,343,971
BioMarin Pharmaceutical, Inc.(1)	29,736	2,245,365
Exact Sciences Corp.(1)	12,540	1,652,521
Exelixis, Inc.(1)	100,045	2,260,017
FibroGen, Inc.(1)	24,677	856,539
Guardant Health, Inc.(1)	12,277	1,874,084
Halozyme Therapeutics, Inc.(1)	26,013	1,084,482
Veracyte, Inc.(1)	27,870	1,498,012
Viking Therapeutics, Inc.(1)	45,064	285,030
		22,412,406
Commercial Services — 1.7%
Insperity, Inc.	19,685	1,648,422
Ritchie Bros Auctioneers, Inc.	14,356	840,543
		2,488,965
Food — 0.9%
Performance Food Group Co.(1)	24,452	1,408,680

Healthcare-Products — 6.5%
AtriCure, Inc.(1)	32,295	2,115,968
Inari Medical, Inc.(1)	16,830	1,800,810
iRhythm Technologies, Inc.(1)	14,994	2,082,067
Novocure, Ltd.(1)	14,708	1,944,104
Shockwave Medical, Inc.(1)	14,428	1,879,391
		9,822,340
Healthcare-Services — 3.2%
Molina Healthcare, Inc.(1)	10,785	2,521,102
PRA Health Sciences, Inc.(1)	14,558	2,232,178
		4,753,280
Pharmaceuticals — 4.0%
Bausch Health Cos., Inc.(1)	132,040	4,190,950
Neurocrine Biosciences, Inc.(1)	18,682	1,816,824
		6,007,774
Total Consumer, Non-Cyclical		46,893,445

See accompanying Notes to the Financial Statements.

Small/Mid-Cap Growth Fund Schedule of Investments – Continued March 31, 2021

Description	Shares	Value
Energy — 2.7%
Oil & Gas — 1.0%
Devon Energy Corp.	66,292	$1,448,480

Oil & Gas Services — 1.7%
ChampionX Corp.(1)	118,527	2,575,592
Total Energy		4,024,072

Financial — 6.1%
Banks — 2.4%
Citizens Financial Group, Inc.	81,563	3,601,006

Diversified Financial Services — 3.7%
Invesco, Ltd.	77,927	1,965,319
Synchrony Financial	87,818	3,570,680
		5,535,999
Total Financial		9,137,005

Industrial — 13.8%
Electrical Components & Equipment — 1.2%
Universal Display Corp.	7,333	1,736,234

Electronics — 1.0%
Advanced Energy Industries, Inc.	13,284	1,450,214

Engineering & Construction — 2.7%
EMCOR Group, Inc.	22,020	2,469,763
TopBuild Corp.(1)	7,575	1,586,432
		4,056,195
Machinery-Diversified — 3.9%
Cognex Corp.	25,293	2,099,066
Graco, Inc.	23,205	1,661,942
Nordson Corp.	10,680	2,121,903
		5,882,911
Miscellaneous Manufacturing — 1.7%
AO Smith Corp.	36,875	2,493,119

Packaging & Containers — 1.9%
Berry Global Group, Inc.(1)	47,245	2,900,843

Transportation — 1.4%
Landstar System, Inc.	13,062	2,156,014
Total Industrial		20,675,530
Technology — 16.1%
Computers — 4.7%
Fortinet, Inc.(1)	16,978	3,131,083
Qualys, Inc.(1)	18,715	1,960,957
TTEC Holdings, Inc.	20,055	2,014,525
		7,106,565
Semiconductors — 4.7%
Entegris, Inc.	32,700	3,655,860
Power Integrations, Inc.	23,445	1,910,299
Semtech Corp.(1)	20,809	1,435,821
		7,001,980
Software — 6.7%
ACI Worldwide, Inc.(1)	43,935	1,671,727
Blackline, Inc.(1)	17,113	1,855,049
Jack Henry & Associates, Inc.	10,167	1,542,537
MongoDB, Inc.(1)	4,138	1,106,625
Paycom Software, Inc.(1)	4,684	1,733,361
Zynga, Inc., Class A(1)	203,666	2,079,430
		9,988,729
Total Technology		24,097,274

Total Common Stocks (identified cost $95,511,402)		148,370,833

Total Investments — 99.1% (identified cost $95,511,402)		148,370,833
Other Assets and Liabilities — 0.9%		1,306,692
Total Net Assets — 100.0%		$149,677,525

(1)	Non-income producing.

ADR – American Depositary Receipt

See accompanying Notes to the Financial Statements.

International Equity Fund Schedule of Investments March 31, 2021

Description	Shares	Value
Common Stocks — 97.6%
Australia — 2.9%
Commonwealth Bank of Australia	90,656	$5,928,514

Canada — 2.8%
Canadian National Railway Co.	49,491	5,739,966

Denmark — 5.3%
Chr Hansen Holding A/S (1)	34,325	3,119,028
Novo Nordisk A/S, Class B	112,243	7,604,311
		10,723,339
France — 11.2%
EssilorLuxottica SA	35,830	5,834,403
L’Oreal SA	23,477	8,997,635
LVMH Moet Hennessy Louis Vuitton SE	11,919	7,940,875
		22,772,913
Germany — 3.7%
Rational AG	2,890	2,245,368
SAP SE	43,443	5,319,946
		7,565,314
India — 2.7%
HDFC Bank, Ltd., ADR (1)	70,778	5,498,743

Japan — 12.0%
FANUC Corp.	16,501	3,902,269
Keyence Corp.	22,920	10,405,856
Shimano, Inc.	24,421	5,817,149
Unicharm Corp.	103,311	4,333,977
		24,459,251
Sweden — 1.7%
Svenska Handelsbanken AB, Class A	307,377	3,338,614

Switzerland — 19.4%
Alcon, Inc. (1)	53,875	3,772,162
Cie Financiere Richemont SA	33,858	3,250,397
Geberit AG	9,206	5,859,426
Nestle SA	99,634	11,103,941
Roche Holding AG	26,478	8,556,607
Schindler Holding AG	23,562	6,920,029
		39,462,562
Taiwan — 7.0%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	119,684	14,156,224

United Kingdom — 24.7%
Bunzl PLC	122,184	3,912,785
Diageo PLC	189,866	7,824,709
Howden Joinery Group PLC (1)	446,454	4,511,315
InterContinental Hotels Group PLC (1)	90,732	6,222,659
Intertek Group PLC	73,441	5,671,581
London Stock Exchange Group PLC	60,804	5,817,201
Rotork PLC	904,875	4,448,283
Spirax-Sarco Engineering PLC	35,186	5,529,644
Unilever PLC	111,716	6,233,667
		50,171,844
United States — 4.2%
IHS Markit, Ltd.	88,757	8,589,902

Total Common Stocks (identified cost $145,727,857)		198,407,186

Preferred Stocks — 0.8%
Germany — 0.8%
Fuchs Petrolub SE	32,673	1,564,871

Total Preferred Stocks (identified cost $1,688,496)		1,564,871

Total Investments — 98.4% (identified cost $147,416,353)		199,972,057
Other Assets and Liabilities — 1.6%		3,193,614
Total Net Assets — 100.0%		$203,165,671

(1)	Non-income producing.

ADR — American Depositary Receipt

PLC — Public Limited Company

See accompanying Notes to the Financial Statements.

Global Equity Fund Schedule of Investments March 31, 2021

Description	Shares	Value
Common Stocks — 99.1%
France — 2.5%
LVMH Moet Hennessy Louis Vuitton SE	1,027	$684,225

India — 2.5%
HDFC Bank, Ltd., ADR (1)	8,789	682,817

Japan — 4.2%
Keyence Corp.	2,542	1,154,088

Switzerland — 11.1%
Geberit AG	907	577,287
Nestle SA	8,913	993,330
Roche Holding AG	2,674	864,127
Schindler Holding AG	2,095	615,290
		3,050,034
Taiwan — 5.4%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	12,458	1,473,532

United Kingdom — 10.6%
Diageo PLC	17,095	704,515
InterContinental Hotels Group PLC (1)	8,561	587,138
Intertek Group PLC	6,791	524,444
Spirax-Sarco Engineering PLC	3,041	477,907
Unilever PLC	11,001	613,847
		2,907,851
United States — 62.8%
Alphabet, Inc., Class A (1)	715	1,474,702
AutoZone, Inc. (1)	596	836,963
Becton, Dickinson and Co.	3,291	800,207
Carrier Global Corp.	18,366	775,412
CME Group, Inc.	3,481	710,925
Graco, Inc.	8,216	588,430
Johnson & Johnson	6,276	1,031,461
Mastercard, Inc., Class A	3,719	1,324,150
Mettler-Toledo International, Inc. (1)	595	687,635
Microsoft Corp.	5,845	1,378,076
Moody’s Corp.	5,688	1,698,494
MSCI, Inc.	2,093	877,553
NIKE, Inc., Class B	5,130	681,726
Oracle Corp.	10,521	738,258
Otis Worldwide Corp.	7,755	530,830
PepsiCo, Inc.	5,310	751,099
Sherwin-Williams Co.	1,265	933,583
TJX Cos., Inc.	11,102	734,397
UnitedHealth Group, Inc.	1,648	613,171
		17,167,072
Total Common Stocks (identified cost $19,262,254)		27,119,619

Total Investments — 99.1% (identified cost $19,262,254)		27,119,619
Other Assets and Liabilities — 0.9%		237,384
Total Net Assets — 100.0%		$27,357,003

(1)	Non-income producing.

ADR — American Depositary Receipt

PLC — Public Limited Company

See accompanying Notes to the Financial Statements.

U.S. Equity Long-Term Quality Fund Schedule of Investments March 31, 2021

Description	Shares	Value
Common Stocks — 100.2%
Basic Materials — 9.2%
Chemicals — 9.2%
Ecolab, Inc.	6,273	$1,342,861
Linde PLC	10,092	2,827,173
Sherwin-Williams Co.	4,511	3,329,163
Total Basic Materials		7,499,197

Communications — 8.4%
Internet — 6.5%
Alphabet, Inc., Class A(1)	2,572	5,304,802

Media — 1.9%
FactSet Research Systems, Inc.	5,160	1,592,324
Total Communications		6,897,126

Consumer, Cyclical — 14.0%
Apparel — 3.0%
NIKE, Inc., Class B	18,756	2,492,485

Retail — 11.0%
AutoZone, Inc.(1)	2,337	3,281,849
Lowe’s Cos., Inc.	16,072	3,056,573
TJX Cos., Inc.	39,433	2,608,493
		8,946,915
Total Consumer, Cyclical		11,439,400

Consumer, Non-cyclical — 19.6%
Beverages — 4.1%
PepsiCo, Inc.	23,861	3,375,138

Cosmetics/Personal Care — 2.4%
Colgate-Palmolive Co.	24,719	1,948,599

Healthcare-Services — 4.9%
UnitedHealth Group, Inc.	10,697	3,980,033

Pharmaceuticals — 8.2%
Becton, Dickinson and Co.	11,641	2,830,509
Johnson & Johnson	23,653	3,887,371
		6,717,880
Total Consumer, Non-Cyclical		16,021,650

Financial — 16.6%
Banks — 2.2%
U.S. Bancorp	32,847	1,816,768
Diversified Financial Services — 14.4%
CME Group, Inc.	11,056	2,257,967
Mastercard, Inc., Class A	11,765	4,188,928
Moody’s Corp.	17,656	5,272,258
		11,719,153
Total Financial		13,535,921

Industrial — 13.6%
Building Materials — 3.0%
Carrier Global Corp.	57,643	2,433,687

Electronics — 2.7%
Mettler-Toledo International, Inc.(1)	1,875	2,166,919

Machinery-Diversified — 7.9%
Graco, Inc.	33,354	2,388,813
Middleby Corp.(1)	13,865	2,298,124
Otis Worldwide Corp.	26,018	1,780,932
		6,467,869
Total Industrial		11,068,475

Technology — 18.8%
Semiconductors — 3.1%
Analog Devices, Inc.	16,107	2,497,874

Software — 15.7%
Microsoft Corp.	29,691	7,000,247
MSCI, Inc.	7,773	3,259,063
Oracle Corp.	37,111	2,604,079
		12,863,389
Total Technology		15,361,263

Total Common Stocks (identified cost $62,893,927)		81,823,032

Total Investments — 100.2% (identified cost $62,893,927)		81,823,032
Other Assets and Liabilities — (0.2)%		(163,393)
Total Net Assets — 100.0%		$81,659,639

(1)	Non-income producing.

PLC — Public Limited Company

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Assets and Liabilities March 31, 2021

	Emerging Markets Fund (Consolidated)	Small/Mid-Cap Growth Fund	International Equity Fund	Global Equity Fund	U.S. Equity Long-Term Quality Fund
Assets:
Investments in unaffiliated issuers, at value	$646,248,765	$148,370,833	$199,972,057	$27,119,619	$81,823,032
Cash	—	1,659,412	2,894,126	479,201	338,968
Cash denominated in foreign currencies(1)	7,178,811	—	—	37,956	—
Dividends and interest receivable	4,309,424	—	927,777	49,992	21,965
Receivable for investments sold	13,808,862	—	—	—	—
Receivable for capital stock sold	318,775	14,394	59,670	55,000	—
Due from Adviser	—	—	—	1,353	—
Prepaid expenses	9,037	18,377	15,224	6,947	13,657
Total assets	671,873,674	150,063,016	203,868,854	27,750,068	82,197,622

Liabilities:
Payables:
Investments purchased	3,894,915	—	446,225	318,646	—
Capital stock redeemed	793,920	197,409	40,997	—	437,520
Adviser for management fees (Note 3)	819,510	104,071	93,559	—	25,670
Shareholder servicing fees	118,429	—	27,150	—	—
Trustee fees	7,450	7,450	7,450	7,450	7,450
Transfer agent fees	47,524	9,326	10,537	6,632	6,589
Audit and tax fees	29,468	29,468	29,468	29,468	29,468
Legal fees	21,698	18,375	18,375	18,375	18,375
12b-1 fees	7,014	15	321	198	1
Foreign capital gains tax (Note 2)	1,224,870	—	—	—	—
Other liabilities	172,077	19,377	29,101	12,296	12,910
Total liabilities	7,136,875	385,491	703,183	393,065	537,983
Total net assets	$664,736,799	$149,677,525	$203,165,671	$27,357,003	$81,659,639

Net assets consist of:
Paid-in capital	$201,460,432	$89,202,923	$150,905,330	$19,416,794	$55,657,773
Total distributable earnings (loss)	463,276,367	60,474,602	52,260,341	7,940,209	26,001,866
Total net assets	$664,736,799	$149,677,525	$203,165,671	$27,357,003	$81,659,639

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Assets and Liabilities – Continued March 31, 2021

	Emerging Markets Fund (Consolidated)	Small/Mid-Cap Growth Fund	International Equity Fund	Global Equity Fund	U.S. Equity Long-Term Quality Fund
Net asset value per share (unlimited shares authorized, $0.001 par value)
Investor Class	$59.83	$20.85	$14.06	$17.05	$13.93
Institutional Class	60.00	21.13	14.06	17.11	13.95
Z class	—	—	14.12	—	—

Net assets:
Investor Class	$31,134,922	$69,794	$1,516,095	$996,429	$14,143
Institutional Class	633,601,877	149,607,731	160,420,568	26,360,574	81,645,496
Z class	—	—	41,229,008	—	—
Total net assets	$664,736,799	$149,677,525	$203,165,671	$27,357,003	$81,659,639

Shares outstanding:
Investor Class	520,363	3,347	107,847	58,431	1,015
Institutional Class	10,560,515	7,081,512	11,411,031	1,540,884	5,854,334
Z class	—	—	2,919,209	—	—
Total shares outstanding	11,080,878	7,084,859	14,438,087	1,599,315	5,855,349

Investments, at cost:
Investments in unaffiliated issuers, at cost	$450,526,436	$95,511,402	$147,416,353	$19,262,254	$62,893,927

(1)	Identified cost of cash denominated in foreign currencies are $7,178,810 and $37,956, respectively.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Operations Year Ended March 31, 2021

	Emerging Markets Fund (Consolidated)	Small/Mid-Cap Growth Fund	International Equity Fund	Global Equity Fund	U.S. Equity Long-Term Quality Fund
Investment income:
Dividend income from:
Unaffiliated issuers(1)	$23,591,643	$704,025	$2,459,788	$294,159	$789,095
Interest income	23,026	—	—	—	—
Total income	23,614,669	704,025	2,459,788	294,159	789,095

Expenses:
Investment advisory (Note 3)	17,849,531	1,211,411	1,368,589	188,313	350,946
Legal	79,597	52,143	51,081	51,629	51,532
Fund accounting and administration	529,280	73,642	105,090	42,430	39,990
Registration	78,168	40,199	54,526	37,632	30,174
Transfer agent	278,143	54,948	64,322	38,057	39,576
Trustees	29,800	29,800	29,800	29,800	29,800
Miscellaneous	111,042	29,956	38,655	26,678	24,900
Chief compliance officer	17,597	17,597	17,597	17,597	17,597
Audit and tax	36,057	36,057	36,057	36,057	28,499
Licensing	43,332	4,186	2,224	361	1,301
Custodian	489,919	17,321	20,004	13,740	8,440
Offering costs (Note 5)	—	—	—	—	39,922
12b-1 (Note 2):
Investor Class	86,230	61	1,894	1,389	29
Shareholder servicing (Note 2):
Investor Class	86,230	—	1,894	—	—
Institutional Class	4,376,153	—	308,213	—	—
Z class	—	—	117,577	—	—
Total expenses	24,091,079	1,567,321	2,217,523	483,683	662,706

Deduct:
Contractual service provider fee waiver (Note 4)	(317,873)	(50,481)	(35,958)	(32,263)	—
Expense waiver of fees and reimbursement of expenses (Note 2 and Note 4)	(1,787,367)	(103,466)	(562,996)	(238,179)	(182,817)
Net expenses	21,985,839	1,413,374	1,618,569	213,241	479,889
Net investment income (loss)	$1,628,830	$(709,349)	$841,219	$80,918	$309,206

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Operations – Continued Year Ended March 31, 2021

	Emerging Markets Fund (Consolidated)	Small/Mid-Cap Growth Fund	International Equity Fund	Global Equity Fund	U.S. Equity Long-Term Quality Fund
Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain (loss) on transactions from:
Investments in unaffiliated issuers	$605,777,486	$34,408,484	$2,830,679	$448,291	$552,243
Foreign currency transactions	(1,126,430)	—	(7,645)	2,544	—
Foreign capital gains tax	(2,752,447)	—	—	—	—
Total net realized gain on transactions	601,898,609	34,408,484	2,823,034	450,835	552,243
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	371,585,003	55,087,971	53,983,144	8,098,790	23,789,647
Foreign capital gains tax	(1,224,870)	—	—	—	—
Foreign currency translations	20,336	—	8,355	(542)	—
Total net change in unrealized appreciation	370,380,469	55,087,971	53,991,499	8,098,248	23,789,647
Net realized and unrealized gain on investments and foreign currency	972,279,078	89,496,455	56,814,533	8,549,083	24,341,890
Change in net assets resulting from operations	$973,907,908	$88,787,106	$57,655,752	$8,630,001	$24,651,096

(1)	Net of foreign taxes withheld of $2,503,305, $1,000, $305,398, $18,598, and $0, respectively.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Changes in Net Assets

	Emerging Markets Fund (Consolidated)		Small/Mid-Cap Growth Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
Change in net assets resulting from:
Operations:
Net investment income (loss)	$1,628,830	$14,101,177	$(709,349)	$(788,806)
Net realized gain (loss) on investments	601,898,609	(31,262,719)	34,408,484	22,416,211
Net change in unrealized appreciation (depreciation) on investments	370,380,469	(422,151,178)	55,087,971	(42,689,806)
Change in net assets resulting from operations	973,907,908	(439,312,720)	88,787,106	(21,062,401)

Distributions to Shareholders:
Investor Class	—	—	(3,509)	(1,430)
Institutional Class	(4,353,056)	(8,485,753)	(26,271,588)	(18,295,748)
Change in net assets resulting from distributions to shareholders	(4,353,056)	(8,485,753)	(26,275,097)	(18,297,178)

Capital stock transactions:
Proceeds from sale of shares:
Investor Class	6,272,274	5,912,724	47,651	1,893
Institutional Class	413,243,008	944,738,863	11,664,081	19,222,546
Net proceeds from sale of shares	419,515,282	950,651,587	11,711,732	19,224,439
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor Class	—	—	3,509	1,430
Institutional Class	2,988,312	5,867,692	24,296,101	17,277,175
Net proceeds from shares issued	2,988,312	5,867,692	24,299,610	17,278,605
Cost of shares redeemed:
Investor Class	(21,672,039)	(58,020,649)	—	—
Institutional Class	(2,128,675,015)	(715,561,045)	(57,212,496)	(79,135,182)
Net cost of shares redeemed	(2,150,347,054)	(773,581,694)	(57,212,496)	(79,135,182)
Change in net assets resulting from capital stock transactions	(1,727,843,460)	182,937,585	(21,201,154)	(42,632,138)
Change in net assets	(758,288,608)	(264,860,888)	41,310,855	(81,991,717)

Net Assets:
Beginning of period	1,423,025,407	1,687,886,295	108,366,670	190,358,387
End of period	$664,736,799	$1,423,025,407	$149,677,525	$108,366,670

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Changes in Net Assets – Continued

	Emerging Markets Fund (Consolidated)		Small/Mid-Cap Growth Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
Capital Stock Transactions in Shares:
Sale of shares:
Investor Class	129,729	130,178	2,336	111
Institutional Class	8,598,037	21,412,978	601,470	1,145,691
Net sale of shares	8,727,766	21,543,156	603,806	1,145,802
Shares issued to shareholder in payment of distributions declared:
Investor Class	—	—	177	86
Institutional Class	51,755	120,685	1,213,591	1,035,802
Net shares issued	51,755	120,685	1,213,768	1,035,888
Shares redeemed:
Investor Class	(420,915)	(1,338,090)	—	—
Institutional Class	(36,396,018)	(18,015,403)	(3,211,645)	(5,039,871)
Net shares redeemed	(36,816,933)	(19,353,493)	(3,211,645)	(5,039,871)
Net change resulting from fund share transactions in shares	(28,037,412)	2,310,348	(1,394,071)	(2,858,181)

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Changes in Net Assets

	International Equity Fund		Global Equity Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
Change in net assets resulting from:
Operations:
Net investment income	$841,219	$862,200	$80,918	$97,391
Net realized gain on investments	2,823,034	684,755	450,835	487,288
Net change in unrealized appreciation (depreciation) on investments	53,991,499	(7,530,179)	8,098,248	(2,283,081)
Change in net assets resulting from operations	57,655,752	(5,983,224)	8,630,001	(1,698,402)

Distributions to Shareholders:
Investor Class	(21,956)	(967)	(3,004)	(13,355)
Institutional Class	(2,720,987)	(765,829)	(174,210)	(628,109)
Z class	(805,376)	(714,022)	—	—
Change in net assets resulting from distributions to shareholders	(3,548,319)	(1,480,818)	(177,214)	(641,464)

Capital stock transactions:
Proceeds from sale of shares:
Investor Class	2,792,876	291,868	555,895	229,050
Institutional Class	54,789,507	42,426,696	4,701,275	8,463,003
Net proceeds from sale of shares	57,582,383	42,718,564	5,257,170	8,692,053
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor Class	21,956	967	3,004	13,355
Institutional Class	2,481,412	755,203	140,181	399,105
Z class	805,376	714,022	—	—
Net proceeds from shares issued	3,308,744	1,470,192	143,185	412,460
Cost of shares redeemed:
Investor Class	(1,797,363)	(15,923)	(79,507)	(6,035)
Institutional Class	(13,307,402)	(3,749,693)	(2,369,438)	(3,427,749)
Z class	(22,000,000)	(10,000,000)	—	—
Net cost of shares redeemed	(37,104,765)	(13,765,616)	(2,448,945)	(3,433,784)
Change in net assets resulting from capital stock transactions	23,786,362	30,423,140	2,951,410	5,670,729
Change in net assets	77,893,795	22,959,098	11,404,197	3,330,863

Net Assets:
Beginning of period	125,271,876	102,312,778	15,952,806	12,621,943
End of period	$203,165,671	$125,271,876	$27,357,003	$15,952,806

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Changes in Net Assets – Continued

	International Equity Fund		Global Equity Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
Capital Stock Transactions in Shares:
Sale of shares:
Investor Class	209,945	25,026	34,512	17,372
Institutional Class	4,232,728	3,978,842	361,209	619,173
Net sale of shares	4,442,673	4,003,868	395,721	636,545
Shares issued to shareholder in payment of distributions declared:
Investor Class	1,591	81	184	947
Institutional Class	179,943	62,986	8,579	28,245
Z class	58,192	59,353	—	—
Net shares issued	239,726	122,420	8,763	29,192
Shares redeemed:
Investor Class	(136,372)	(1,419)	(5,494)	(434)
Institutional Class	(1,018,859)	(335,507)	(168,389)	(287,408)
Z class	(1,697,533)	(922,512)	—	—
Net shares redeemed	(2,852,764)	(1,259,438)	(173,883)	(287,842)
Net change resulting from fund share transactions in shares	1,829,635	2,866,850	230,601	377,895

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Changes in Net Assets

	U.S. Equity Long-Term Quality Fund
	Year Ended March 31, 2021	Period Ended March 31, 2020(1)
Change in net assets resulting from:
Operations:
Net investment income	$309,206	$110,206
Net realized gain on investments	552,243	188,571
Net change in unrealized appreciation (depreciation) on investments	23,789,647	(4,860,542)
Change in net assets resulting from operations	24,651,096	(4,561,765)

Distributions to Shareholders:
Investor Class	(160)	(28)
Institutional Class	(1,016,535)	(93,424)
Change in net assets resulting from distributions to shareholders	(1,016,695)	(93,452)

Capital stock transactions:
Proceeds from sale of shares:
Investor Class	—	10,000
Institutional Class	18,937,388	50,483,015	(2)(3)
Net proceeds from sale of shares	18,937,388	50,493,015
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor Class	160	29
Institutional Class	601,287	87,003
Net proceeds from shares issued	601,447	87,032
Cost of shares redeemed:
Institutional Class	(4,821,497)	(2,616,930)
Net cost of shares redeemed	(4,821,497)	(2,616,930)
Change in net assets resulting from capital stock transactions	14,717,338	47,963,117
Change in net assets	38,351,739	43,307,900

Net Assets:
Beginning of period	43,307,900	—
End of period	$81,659,639	$43,307,900

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Changes in Net Assets – Continued

	U.S. Equity Long-Term Quality Fund
	Year Ended March 31, 2021	Period Ended March 31, 2020(1)
Capital Stock Transactions in Shares:
Sale of shares:
Investor Class	—	1,000
Institutional Class	1,546,205	4,929,833
Net sale of shares	1,546,205	4,930,833
Shares issued to shareholder in payment of distributions declared:
Investor Class	12	3
Institutional Class	45,900	7,946
Net shares issued	45,912	7,949
Shares redeemed:
Institutional Class	(402,472)	(273,078)
Net shares redeemed	(402,472)	(273,078)
Net change resulting from fund share transactions in shares	1,189,645	4,665,704

(1)	Reflects operations for the period from September 30, 2019 (inception date) to March 31, 2020.

(2)

Includes $16,010,128 of paid-in-capital received from an in-kind subscription of an equity fund as of the close of business on September 30, 2019. The total value received of $16,010,128 from this non-taxable event represented $15,983,684 in securities cost, $0 in net unrealized appreciation, and $26,444 in cash in exchange for 1,601,013 shares of the Institutional Class.

(3)

Includes $6,900,957 of paid-in-capital received from an in-kind subscription of an equity fund as of the close of business on November 1, 2019. The total value received of $6,900,957 from this non-taxable event represented $6,893,756 in securities cost, $0 in net unrealized appreciation, and $7,201 in cash in exchange for 664,832 shares of the Institutional Class.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Investor Class

For a Share Outstanding Throughout the Period

Period Ended March 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period
Emerging Markets Fund (Consolidated)
2021[5]	$36.30	$(0.08)	$23.61	$23.53	$—	$—	$—	$59.83
2020[5]	$45.70	$0.21	$(9.61)	$(9.40)	$—	$—	$—	$36.30
2019[6]	$43.02	$(0.30)	$3.01	$2.71	$—	$(0.03)	$(0.03)	$45.70
2018[7]	$52.68	$(0.05)	$(6.09)[8]	$(6.14)	$(0.09)	$(3.43)	$(3.52)	$43.02
2017[5,7]	$41.67	$(0.05)	$11.13	$11.08	$(0.07)	$—	$(0.07)	$52.68
2016[5,7]	$35.38	$0.04	$6.26	$6.30	$(0.01)	$—	$(0.01)	$41.67
Small/Mid-Cap Growth Fund
2021[5]	$12.68	$(0.15)	$12.52	$12.37	$—	$(4.20)	$(4.20)	$20.85
2020[5]	$16.71	$(0.12)	$(2.00)	$(2.12)	$—	$(1.91)	$(1.91)	$12.68
2019	$21.20	$(0.11)	$(0.38)	$(0.49)	$—	$(4.00)	$(4.00)	$16.71
2018[9]	$20.39	$(0.01)	$0.82	$0.81	$—	$—	$—	$21.20
International Equity Fund
2021[5]	$9.92	$0.03	$4.37	$4.40	$(0.04)	$(0.22)	$(0.26)	$14.06
2020[5]	$10.48	$0.05	$(0.50)	$(0.45)	$(0.08)	$(0.03)	$(0.11)	$9.92
2019[5]	$10.24	$0.08	$0.26	$0.34	$(0.08)	$(0.02)	$(0.10)	$10.48
2018[10]	$10.00	$0.02	$0.22	$0.24	$—	$—	$—	$10.24
Global Equity Fund
2021[5]	$11.63	$0.02	$5.49	$5.51	$(0.03)	$(0.06)	$(0.09)	$17.05
2020[5]	$12.73	$0.05	$(0.63)	$(0.58)	$(0.11)	$(0.41)	$(0.52)	$11.63
2019	$11.60	$0.04	$1.19	$1.23	$(0.07)	$(0.03)	$(0.10)	$12.73
2018[11]	$10.00	$0.09	$1.52	$1.61	$(0.01)	$—	$(0.01)	$11.60
U.S. Equity Long-Term Quality Fund
2021[5]	$9.28	$0.03	$4.78	$4.81	$(0.03)	$(0.13)	$(0.16)	$13.93
2020[5,12]	$10.00	$0.03	$(0.72)	$(0.69)	$(0.03)	$(0.00)[13]	$(0.03)	$9.28

[1]	Based on net asset value as of end of period date.
[2]	Not annualized for periods less than one year.
[3]	Annualized, with the exception of non-recurring organizational costs.
[4]	The contractual and voluntary expense waivers pursuant to Note 2 and Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
[5]	Per share calculations are based on average shares outstanding throughout the period.
[6]

Reflects operations for the period from October 1, 2018 to March 31, 2019. On November 28, 2018 the Board of Trustees approved the change of the Fund’s fiscal year end from September 30th to March 31st.

[7]	Reflects operations for the fiscal year from October 1st through September 30th.
[8]	Ratio includes redemptions fees, which represents less than $0.01 per share.
[9]	Reflects operations for the period from February 12, 2018 (inception date) to March 31, 2018.
[10]	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.
[11]	Reflects operations for the period from April 28, 2017 (inception date) to March 31, 2018.
[12]	Reflects operations for the period from September 30, 2019 (inception date) to March 31, 2020.
[13]	Less than $0.01 per share.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Investor Class – Continued

For a Share Outstanding Throughout the Period

Period Ended March 31,	Total return[1,2]	Gross Expenses[3]	Net Expenses[3,4]	Net investment income (loss)[3,4]	Net assets, end of period (000 omitted)	Portfolio turnover rate[2]
Emerging Markets Fund (Consolidated)
2021[5]	64.82%	1.59%	1.48%	(0.15)%	$31,135	60%
2020[5]	(20.57)%	1.58%	1.58%	0.45%	$29,457	47%
2019[6]	6.32%	1.60%	1.60%	(1.04)%	$92,289	17%
2018[7]	(12.71)%	1.61%	1.61%	(0.02)%	$127,525	48%
2017[5,7]	26.66%	1.61%	1.61%	(0.12)%	$175,875	24%
2016[5,7]	17.81%	1.62%	1.61%	0.11%	$112,388	15%
Small/Mid-Cap Growth Fund
2021[5]	99.38%	1.41%	1.30%	(0.78)%	$70	53%
2020[5]	(15.36)%	1.36%	1.30%	(0.70)%	$11	38%
2019	2.44%	1.36%	1.30%	(0.73)%	$11	50%
2018[9]	3.97%	1.45%	1.30%	(0.53)%	$10	34%
International Equity Fund
2021[5]	44.38%	1.55%	1.25%	0.19%	$1,516	12%
2020[5]	(4.48)%	1.56%	1.25%	0.44%	$324	8%
2019[5]	3.51%	1.73%	1.25%	0.83%	$94	38%
2018[10]	2.40%	1.88%	1.25%	0.39%	$57	38%
Global Equity Fund
2021[5]	47.37%	2.30%	1.15%	0.10%	$996	16%
2020[5]	(5.26)%	2.39%	1.15%	0.35%	$340	45%
2019	10.75%	3.59%	1.15%	0.72%	$144	28%
2018[11]	16.12%	8.42%	1.15%	0.86%	$58	51%
U.S. Equity Long-Term Quality Fund
2021[5]	52.04%	1.29%	1.00%	0.24%	$14	8%
2020[5,12]	(6.96)%	1.73%	1.00%	0.48%	$9	6%

[1]	Based on net asset value as of end of period date.
[2]	Not annualized for periods less than one year.
[3]	Annualized, with the exception of non-recurring organizational costs.
[4]	The contractual and voluntary expense waivers pursuant to Note 2 and Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
[5]	Per share calculations are based on average shares outstanding throughout the period.
[6]

Reflects operations for the period from October 1, 2018 to March 31, 2019. On November 28, 2018 the Board of Trustees approved the change of the Fund’s fiscal year end from September 30th to March 31st.

[7]	Reflects operations for the fiscal year from October 1st through September 30th.
[8]	Ratio includes redemptions fees, which represents less than $0.01 per share.
[9]	Reflects operations for the period from February 12, 2018 (inception date) to March 31, 2018.
[10]	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.
[11]	Reflects operations for the period from April 28, 2017 (inception date) to March 31, 2018.
[12]	Reflects operations for the period from September 30, 2019 (inception date) to March 31, 2020.
[13]	Less than $0.01 per share.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Institutional Class

For a Share Outstanding Throughout the Period

Period Ended March 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period
Emerging Markets Fund (Consolidated)
2021[5]	$36.38	$0.05	$23.69	$23.74	$(0.12)	$—	$(0.12)	$60.00
2020[5]	$45.87	$0.32	$(9.62)	$(9.30)	$(0.19)	$—	$(0.19)	$36.38
2019[6]	$43.22	$(0.15)	$2.92	$2.77	$(0.09)	$(0.03)	$(0.12)	$45.87
2018[5,7]	$52.81	$0.20	$(6.22)	$(6.02)	$(0.14)	$(3.43)	$(3.57)	$43.22
2017[5,7]	$41.71	$0.06	$11.14	$11.20	$(0.10)	$—	$(0.10)	$52.81
2016[5,8]	$38.33	$0.10	$3.28	$3.38	$—	$—	$—	$41.71
Small/Mid-Cap Growth Fund
2021[5]	$12.78	$(0.10)	$12.65	$12.55	$—	$(4.20)	$(4.20)	$21.13
2020[5]	$16.79	$(0.08)	$(2.02)	$(2.10)	$—	$(1.91)	$(1.91)	$12.78
2019	$21.21	$(0.10)	$(0.32)	$(0.42)	$—	$(4.00)	$(4.00)	$16.79
2018[9]	$17.75	$(0.10)	$3.56	$3.46	$—	$—	$—	$21.21
2017[10]	$15.37	$(0.08)	$2.50	$2.42	$—	$(0.04)	$(0.04)	$17.75
2016[10]	$17.43	$(0.06)	$(1.92)	$(1.98)	$—	$(0.08)	$(0.08)	$15.37
International Equity Fund
2021[5]	$9.92	$0.06	$4.34	$4.40	$(0.04)	$(0.22)	$(0.26)	$14.06
2020[5]	$10.48	$0.08	$(0.50)	$(0.42)	$(0.11)	$(0.03)	$(0.14)	$9.92
2019[5]	$10.25	$0.12	$0.24	$0.36	$(0.10)	$(0.03)	$(0.13)	$10.48
2018[11]	$10.00	$0.05	$0.20	$0.25	$—	$—	$—	$10.25
Global Equity Fund
2021[5]	$11.66	$0.05	$5.52	$5.57	$(0.06)	$(0.06)	$(0.12)	$17.11
2020[5]	$12.74	$0.08	$(0.62)	$(0.54)	$(0.13)	$(0.41)	$(0.54)	$11.66
2019	$11.60	$0.11	$1.15	$1.26	$(0.09)	$(0.03)	$(0.12)	$12.74
2018[12]	$10.00	$0.08	$1.55	$1.63	$(0.03)	$—	$(0.03)	$11.60
U.S. Equity Long-Term Quality Fund
2021[5]	$9.28	$0.06	$4.79	$4.85	$(0.05)	$(0.13)	$(0.18)	$13.95
2020[5,13]	$10.00	$0.04	$(0.73)	$(0.69)	$(0.03)	$(0.00)[14]	$(0.03)	$9.28

[1]	Based on net asset value as of end of period date.
[2]	Not annualized for periods less than one year.
[3]	Annualized, with the exception of non-recurring organizational costs.
[4]	The contractual and voluntary expense waivers pursuant to Note 2 and Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
[5]	Per share calculations are based on average shares outstanding throughout the period.
[6]

Reflects operations for the period from October 1, 2018 to March 31, 2019. On November 28, 2018 the Board of Trustees approved the change of the Fund’s fiscal year end from September 30th to March 31st.

[7]	Reflects operations for the fiscal year from October 1st through September 30th.
[8]	Reflects the period from June 1, 2016 (inception date) to September 30, 2016.
[9]	Reflects operations for the period from June 1, 2017 to March 31, 2018. Effective as of the close of business on February 27, 2018 the fiscal year end was changed from May 31st to March 31st.
[10]	Reflects operations for the fiscal year from June 1st through May 31st.
[11]	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.
[12]	Reflects operations for the period from April 28, 2017 (inception date) to March 31, 2018.
[13]	Reflects operations for the period from September 30, 2019 (inception date) to March 31, 2020.
[14]	Less than $0.01 per share.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Institutional Class – Continued

For a Share Outstanding Throughout the Period

Period Ended March 31,	Total return[1,2]	Gross Expenses[3]	Net Expenses[3,4]	Net investment income (loss)[3,4]	Net assets, end of period (000 omitted)	Portfolio turnover rate[2]
Emerging Markets Fund (Consolidated)
2021[5]	65.26%	1.34%	1.23%	0.10%	$633,602	60%
2020[5]	(20.38)%	1.33%	1.33%	0.70%	$1,393,568	47%
2019[6]	6.46%	1.35%	1.35%	(0.75)%	$1,595,597	17%
2018[5,7]	(12.46)%	1.31%	1.31%	0.36%	$1,494,087	48%
2017[5,7]	26.95%	1.36%	1.36%	0.14%	$1,386,857	24%
2016[5,8]	8.82%	1.37%	1.37%	0.74%	$880,876	15%
Small/Mid-Cap Growth Fund
2021[5]	100.06%	1.16%	1.05%	(0.53)%	$149,608	53%
2020[5]	(15.16)%	1.11%	1.05%	(0.45)%	$108,356	38%
2019	2.81%	1.11%	1.05%	(0.49)%	$190,348	50%
2018[9]	19.49%	1.20%	1.05%	(0.49)%	$276,627	34%
2017[10]	15.80%	1.19%	1.05%	(0.48)%	$292,697	55%
2016[10]	(11.34)%	1.21%	1.05%	(0.42)%	$258,951	35%
International Equity Fund
2021[5]	44.43%	1.30%	1.00%	0.44%	$160,421	12%
2020[5]	(4.23)%	1.31%	1.00%	0.69%	$79,543	8%
2019[5]	3.72%	1.48%	1.00%	1.21%	$45,193	38%
2018[11]	2.50%	1.63%	1.00%	2.67%	$4,424	38%
Global Equity Fund
2021[5]	47.78%	2.05%	0.90%	0.35%	$26,361	16%
2020[5]	(4.97)%	2.14%	0.90%	0.60%	$15,613	45%
2019	11.07%	3.34%	0.90%	0.96%	$12,478	28%
2018[12]	16.30%	8.17%	0.90%	1.04%	$11,461	51%
U.S. Equity Long-Term Quality Fund
2021[5]	52.48%	1.04%	0.75%	0.48%	$81,645	8%
2020[5,13]	(6.91)%	1.48%	0.75%	0.73%	$43,299	6%

[1]	Based on net asset value as of end of period date.
[2]	Not annualized for periods less than one year.
[3]	Annualized, with the exception of non-recurring organizational costs.
[4]	The contractual and voluntary expense waivers pursuant to Note 2 and Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
[5]	Per share calculations are based on average shares outstanding throughout the period.
[6]

Reflects operations for the period from October 1, 2018 to March 31, 2019. On November 28, 2018 the Board of Trustees approved the change of the Fund’s fiscal year end from September 30th to March 31st.

[7]	Reflects operations for the fiscal year from October 1st through September 30th.
[8]	Reflects the period from June 1, 2016 (inception date) to September 30, 2016.
[9]	Reflects operations for the period from June 1, 2017 to March 31, 2018. Effective as of the close of business on February 27, 2018 the fiscal year end was changed from May 31st to March 31st.
[10]	Reflects operations for the fiscal year from June 1st through May 31st.
[11]	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.
[12]	Reflects operations for the period from April 28, 2017 (inception date) to March 31, 2018.
[13]	Reflects operations for the period from September 30, 2019 (inception date) to March 31, 2020.
[14]	Less than $0.01 per share.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Z Class

For a Share Outstanding Throughout the Period

Period Ended March 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period
International Equity Fund
2021[5]	$9.96	$0.08	$4.36	$4.44	$(0.06)	$(0.22)	$(0.28)	$14.12
2020[5]	$10.52	$0.10	$(0.51)	$(0.41)	$(0.12)	$(0.03)	$(0.15)	$9.96
2019[5]	$10.26	$0.13	$0.26	$0.39	$(0.10)	$(0.03)	$(0.13)	$10.52
2018[6]	$10.00	$0.04	$0.22	$0.26	$—	$—	$—	$10.26

[1]	Based on net asset value as of end of period date.
[2]	Not annualized for periods less than one year.
[3]	Annualized, with the exception of non-recurring organizational costs.
[4]	The contractual and voluntary expense waivers pursuant to Note 2 and Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
[5]	Per share calculations are based on average shares outstanding throughout the period.
[6]	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Z Class – Continued

For a Share Outstanding Throughout the Period

Period Ended March 31,	Total return[1,2]	Gross Expenses[3]	Net Expenses[3,4]	Net investment income (loss) percent[3,4]	Net assets, end of period (000 omitted)	Portfolio turnover rate[2]
International Equity Fund
2021[5]	44.65%	1.30%	0.80%	0.64%	$41,229	12%
2020[5]	(4.07)%	1.31%	0.80%	0.89%	$45,405	8%
2019[5]	4.02%	1.48%	0.80%	1.23%	$57,026	38%
2018[6]	2.60%	1.63%	0.80%	0.88%	$74,465	38%

[1]	Based on net asset value as of end of period date.
[2]	Not annualized for periods less than one year.
[3]	Annualized, with the exception of non-recurring organizational costs.
[4]	The contractual and voluntary expense waivers pursuant to Note 2 and Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
[5]	Per share calculations are based on average shares outstanding throughout the period.
[6]	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2021

1. Organization

The Fiera Capital Series Trust (the “Trust”) was organized on December 8, 2016, as a statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. As of the close of business on March 31, 2021, the Trust consisted of five series: Fiera Capital Emerging Markets Fund (the “Emerging Markets Fund”), Fiera Capital Small/Mid-Cap Growth Fund (the “Small/Mid-Cap Growth Fund”), Fiera Capital International Equity Fund (the “International Equity Fund”), Fiera Capital Global Equity Fund (the “Global Equity Fund”), and Fiera Capital U.S. Equity Long-Term Quality Fund (the “U.S. Equity Long-Term Quality Fund”) (each a “Fund” and collectively the “Funds”). Inception dates displayed throughout this report represent the beginning performance measurement date by which the original NAV (“Net Asset Value”) was used for subscription placement. The funds’/class’ commencement of investment operations date began on the business day following the inception date.

Emerging Markets Fund – The investment objective of the Emerging Markets Fund is to achieve long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a portfolio of emerging market equities. Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, participatory notes, preferred stocks and warrants) of companies operating principally in emerging market countries. The Fund considers a company to be operating principally in an emerging market if: (i) its securities are primarily listed on the trading market of an emerging market country; (ii) the company is incorporated or has its principal business activities in an emerging market country; (iii) the company derives 50% or more of its revenues from, or has 50% or more of its assets in, an emerging market country; or (iv) its securities are included in the MSCI Emerging Markets Index. The Fund considers a country to be an emerging market country if: (x) it has been determined by an international organization, such as the World Bank, to have a low to middle income economy; (y) it is not included in the MSCI World Index, which measures the equity market performance of developed markets; or (z) it is represented in the MSCI Emerging Markets Index. The Fund may invest in issuers with market capitalizations of any size. The Fund’s inception date was December 14, 2011.

Small/Mid-Cap Growth Fund – The investment objective of the Small/Mid-Cap Growth Fund is to achieve long-term capital growth. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of common stocks of companies believed to be small- and mid-cap growth-oriented companies that are selected for their long-term capital appreciation potential and which the Adviser expects to grow faster than the U.S. economy. The Fund considers an issuer to be a small- or mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized issuers included in the Russell 2500 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund’s inception date was June 29, 2012.

International Equity Fund – The investment objective of the International Equity Fund is to achieve capital appreciation. The Fund seeks to achieve its investment objective by investing in a portfolio of international equities. Under normal market conditions, the International Equity Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies located in at least three countries other than the U.S, including emerging market countries. For these purposes, a company is considered located in a country outside the United States if: (i) the company’s securities are principally traded on such country’s exchange or (ii) the company’s securities are included in the MSCI World Ex-US Index. In addition, the Fund considers countries represented in the MSCI Emerging Markets Index to be emerging market countries. The Fund may invest in issuers with market capitalizations of any size, though it generally expects to focus on issues with market capitalization in excess of $1 billion. The Fund’s inception date was September 29, 2017.

Global Equity Fund – The investment objective of the Global Equity Fund is to achieve capital appreciation. The Fund seeks to achieve its investment objective by investing in a portfolio of global equities. Under normal market conditions, the Global Equity Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purpose) in equity securities. Equity securities include common stock, preferred stock, convertible securities and depositary receipts. Under normal market conditions, the Fund generally invests at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., companies that have their securities traded on non-U.S. exchanges or that have securities that trade in the form of depositary receipts, or companies that have formed under the laws of non-U.S. countries. The Fund may invest in issuers with market capitalizations of any size, though it generally expects to focus on issues with market capitalization in excess of $1 billion. The Fund’s inception date was April 28, 2017.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2021

U.S. Equity Long-Term Quality Fund – The investment objective of the U.S. Equity Long-Term Quality Fund is to achieve long-term capital appreciation. The Fund seeks to achieve its investment objective by investing substantially in a portfolio of U.S. equities. The Fund seeks to invest in what the Fund believes are quality companies, i.e., companies that the Fund considers to have, among other things, an ability to generate an elevated level of return on invested capital significantly above the cost of capital. Under normal market conditions, the U.S. Equity Long-Term Quality Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purpose) in equity securities located in the United States. For these purposes, a company is considered located in the United States if: (i) the company’s securities are principally traded on a U.S. securities exchange or (ii) the company is organized in the United States. Equity securities include common stock, preferred stock, convertible debt securities and depositary receipts. The Fund may invest in issuers with market capitalizations of any size, though it generally expects to focus on issues with market capitalization in excess of $1 billion. The Fund’s inception date was September 30, 2019.

Fiera Capital Inc. (the “Adviser”) serves as the investment adviser of the Funds. The Board of Trustees of the Trust (the “Board”) has the overall responsibility for monitoring the operations of the Trust and the Funds, including the Adviser.

Basis for Consolidation

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, and the Consolidated Financial Highlights of the Emerging Markets Fund include the accounts of a wholly owned subsidiary, Rochdale Emerging Markets (Mauritius), located in the Republic of Mauritius. All inter-company accounts and transactions have been eliminated in consolidations.

2. Significant Accounting Policies

The Funds are investment companies; as such, these financial statements have applied the guidance set forth in the Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies. The policies are in conformity with the United States Generally Accepted Accounting Principles (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Expenses – Expenses are accrued daily. Non-class specific expenses are allocated daily to each class of Shares based on the total Shares outstanding without distinction between Share classes. Expenses attributable to a particular class of Shares are allocated directly to that class. Expenses are subject to the Funds’ respective Expense Limitation Agreements (See Note 4).

Investment Valuation – Each Fund’s securities are valued at current market prices. Domestic exchange traded equity securities (other than those that trade on NASDAQ) are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities held short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00 p.m. New York time adjusted up to NASDAQ’s best offer price if the last trade is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of each Fund’s net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed “stale” and the value will be determined at fair value as determined in good faith by the Adviser, pursuant to policies adopted by the Board and under the supervision of the Board. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. The Funds do not separately isolate the foreign currency translation for investments, and as such, any impact of foreign exchange is recorded through net realized and unrealized gain (loss) on investments and foreign currency.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, the security must be valued at fair value (the amount which a Fund might reasonably expect to receive for the security upon its current

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2021

sale) as determined in good faith by the Board (“Fair Value Pricing”). The Board has delegated to its Valuation Committee all Fair Value Pricing determinations, subject to Board approval or ratification of appropriate fair value pricing methodologies, and has delegated to the Funds’ Adviser the responsibility for reviewing market prices and recommending to the Valuation Committee proposed Fair Value Pricing determinations.

Any debt securities (other than convertible securities) are valued in accordance with the procedures described above which, with respect to these securities, may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less may, absent unusual circumstances, be valued at amortized cost.

If, in the view of the Adviser, the bid price of a debt security (or ask price in the case of any such security held short), or the bid, ask, or price of any other type of security, does not fairly reflect the market value of the security, the Adviser may value the security at fair value.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. New York time (or 4:00 p.m. London time for the Emerging Markets Fund). Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined, prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before each Fund calculates its net asset value per share but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market- specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Funds or their liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds have retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate fair value.

GAAP defines fair value by establishing a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and each Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active).

●	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Funds’ investments, used to value the Funds’ assets and liabilities as of March 31, 2021:

	Emerging Markets Fund (Consolidated)
	Level 1	Level 2	Level 3	Total
Common Stocks*	$628,963,439	$—	$—	$628,963,439
Short-Term Investments	17,285,326	—	—	17,285,326
Total	$646,248,765	$—	$—	$646,248,765

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2021

	Small/Mid-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks*	$148,370,833	$—	$—	$148,370,833
Total	$148,370,833	$—	$—	$148,370,833

	International Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks*	$198,407,186	$—	$—	$198,407,186
Preferred Stocks*	1,564,871	—	—	1,564,871
Total	$199,972,057	$—	$—	$199,972,057

	Global Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks*	$27,119,619	$—	$—	$27,119,619
Total	$27,119,619	$—	$—	$27,119,619

	U.S Equity Long-Term Quality Fund
	Level 1	Level 2	Level 3	Total
Common Stocks*	$81,823,032	$—	$—	$81,823,032
Total	$81,823,032	$—	$—	$81,823,032

*	All sub-categories represent an entire Level 1 evaluation status.

As of March 31, 2021, the Funds did not hold any Level 3 securities.

Investment Transactions and Investment Income – Investment transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date. Income is allocated daily to each class of Shares based on the value of total Shares outstanding of each class.

Distributions to shareholders – The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of net operating loss, wash sales, foreign currency gains and losses, non-deductible offering costs and capital loss carryforwards. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of Shares based on the value of total Shares outstanding of each class without distinction between Share classes. Expenses attributable to a particular class of Shares, such as distribution fees, are allocated directly to that class.

Federal and Other Taxes – Each Fund intends to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. The Funds have no uncertain tax positions. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2021

Management has evaluated all tax positions taken or expected to be taken by the Funds to determine whether each tax position is more likely than not (i.e. greater than 50%) to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions that do not meet the more likely than not threshold will result in the Fund recording an unrecognized tax benefit. If the Funds were to incur an income tax liability in the future, interest on any income tax liability would be reported as interest expense and penalties on any income tax liability would be reported as income taxes. No interest expense or penalties have been recognized for the fiscal year ended March 31, 2021. Management of the Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Management has determined that the Funds have not taken any tax positions which do not meet the more likely than not threshold and as such, no liabilities related to uncertain tax positions have been reflected in the Funds’ financial statements.

The Funds’ U.S. Federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. For Small/Mid-Cap Growth, International Equity and Global Equity Funds, 2018 – 2021 fiscal years are open to examination as of March 31, 2021. For Emerging Markets Fund, fiscal years September 30, 2017 – September 30, 2018, as well as fiscal years 2019 - 2021 are open to examination as of March 31, 2021. For U.S. Equity Long-Term Quality Fund, fiscal years 2020 - 2021 are open to examination as of March 31, 2021.

The Emerging Markets Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Emerging Markets Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Distribution Plan – Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, the Board of Trustees of the Trust has approved, and each Fund has adopted a distribution plan which allows the Funds to pay distribution fees for the sale and distribution of Investor Class shares of each Fund. Shareholders holding Investor Class shares will pay distribution fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to Investor Class Shares. For the fiscal year ended March 31, 2021, distribution fees amounted to $86,230, $61, $1,894, $1,389, and $29 for the Investor Class Shares of the Emerging Markets Fund, Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund, and U.S. Equity Long-Term Quality Fund respectively. Institutional and Z Class shares do not pay distribution fees.

Shareholder Servicing Fees – The Emerging Markets Fund, Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund, and U.S. Equity Long-Term Quality Fund have certain arrangements in place to compensate financial intermediaries, including the Adviser or its affiliates, that hold Fund shares through networked and omnibus accounts, for services that they provide to Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and according to distribution channel, and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected to exceed 0.25% of the average aggregate value of the respective Fund’s shares. For the fiscal year ended March 31, 2021, shareholder servicing fees amounted to $86,230 and $1,894 for the Investor Class Shares of the Emerging Markets Fund and International Equity Fund, respectively, $4,376,153 and $308,213 for the Institutional Class Shares of the Emerging Markets Fund and International Equity Fund, respectively, and $117,577 for the Z Class Shares of the International Equity Fund. The Small/Mid-Cap Growth Fund, Global Equity Fund, and U.S. Equity Long-Term Quality Fund do not currently pay shareholder servicing fees.

Effective on July 29, 2019, the Adviser voluntarily agreed to waive a portion of the Shareholder Servicing Fee for each class of the International Equity Fund so that the Shareholder Servicing Fee does not exceed 0.20% of each class. This voluntary waiver is implemented as part of (and not in addition to) the Adviser’s application of the Expense Limitation and is not subject to recoupment. The amount of the voluntary waivers as of March 31, 2021 of Shareholder Servicing Fees were $379, $61,643, and $117,577 in the Investor, Institutional, and Z classes of shares, respectively.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2021

Effective on April 1, 2020, the Adviser contractually agreed to waive 0.10% of the Shareholder Servicing Fee for each class of the Emerging Markets Fund. This contractual waiver is implemented as part of (and not in addition to) the Adviser’s application of the Expense Limitation. The amounts of the voluntary waivers as of March 31, 2021 of Shareholder Servicing Fees were $34,495 and $1,752,872 in the Investor and Institutional classes of shares, respectively.

Foreign Securities Risk – Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. To the extent that each Fund concentrates its investment exposure to any one or a few specific countries, the Funds will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Foreign Currency Translation – The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted by WM/Reuters FX benchmark prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

COVID-19 Risk – Certain impacts to public health conditions particular to the coronavirus (COVID-19) may have a significant negative impact on the operations and profitability of the Funds’ investments. The extent of the impact to the financial performance of the Funds will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Emerging Market Securities Risk – Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Investments in Mauritius Subsidiary – To the extent that the Emerging Markets Fund seeks to invest in the securities of Indian companies, it currently intends to do so by investing in shares of a wholly-owned collective investment vehicle (the “Mauritius Subsidiary”) registered with and regulated by the Mauritius Financial Services Commission that is managed by Fiera Capital Inc. The Mauritius Subsidiary was formed to allow the Fund’s investments in Indian companies to benefit from a favorable tax treaty between Mauritius and India. In order to do so, the Mauritius Subsidiary will seek to maintain residency in Mauritius.

3. Investment Advisory Agreement

The Trust, on behalf of each Fund, has entered into Investment Advisory Agreements (the “Advisory Agreements”) with the Adviser, pursuant to which the Adviser is responsible for developing, implementing and supervising the Funds’ investment programs and providing day-to-day management services to the Funds. The Emerging Markets Fund, Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund, and U.S. Equity Long-Term Quality Fund pay the Adviser a monthly fee in arrears that accrues daily at an annual rate of 1.00%, 0.90%, 0.80%, 0.80%, and 0.55% of the average daily net assets of each Fund, respectively. For the

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2021

fiscal period ended March 31, 2021, the Emerging Markets Fund, Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund, and U.S. Equity Long-Term Quality incurred $17,849,531, $1,211,411, $1,368,589, $188,313, and $350,946 in investment advisory fees, respectively.

The Adviser is under common control with Fiera Capital Corporation, which also manages other vehicles and accounts in accordance with an investment strategy that may be substantially similar to that of the Funds. From time to time the Adviser may engage its investment advisory affiliates around the world, including Fiera Capital Corporation (“Participating Affiliates”) to provide a variety of services such as, investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Adviser, including the Funds. This Participating Affiliate provides services to the Adviser pursuant to personnel-sharing or similar inter-company arrangements.

Certain Officers and Trustees of the Trust are also Officers of the Adviser.

The Emerging Markets Fund’s Indian investments are currently made by the Mauritius Subsidiary that is managed by the Adviser. The Adviser has entered into an Investment Management Agreement with the Mauritius Subsidiary (the “Mauritius IMA”), whereby the Adviser acts as the investment manager to the Mauritius Subsidiary and supervises investments of the Mauritius Subsidiary on behalf of the Mauritius Subsidiary in accordance with the investment objectives, programs, and restrictions of the Emerging Markets Fund. The Adviser does not receive compensation from the Mauritius Subsidiary for investment management or advisory services under the Mauritius IMA.

4. Expense Limitation and Other Reimbursement Agreements

The Adviser and the Funds have entered into expense limitation and reimbursement agreements (each an “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Funds (including organization and offering expenses, but excluding taxes, interest, brokerage commissions and extraordinary expenses of each Fund and any other expenses, the exclusion of which is specifically set forth in each Fund’s prospectus and which may from time to time, be deemed appropriate as an excludable expense and specifically approved by the Board), to the extent necessary to limit the ordinary operating expenses of the Funds from exceeding the amounts for the periods set forth below.

In consideration of the Adviser’s agreement to limit each Fund’s expenses, the Adviser may recoup amounts waived or reimbursed for a period not to exceed three years from the time in which they were waived or reimbursed. Recoupment will be made only to the extent it does not cause a Fund’s ordinary operating expenses to exceed: (1) the expense limitation in effect at the time the expense was paid or absorbed; and (2) the expense limitation in effect at the time of recapture. The Expense Limitation Agreement will remain in effect for each Fund through the date specified below, unless sooner terminated at the sole discretion of the Board, but in no case will the Expense Limitation Agreement be terminated prior to one year from the date of the Prospectus filed with the Securities and Exchange Commission (the “SEC”).

	Expense Limitation Agreement
Fund	Investor Class	Institutional Class	Z Class	Expense Limitation Agreement Expiration Date
Emerging Markets Fund	1.62%	1.37%	—	October 31, 2021
Small/Mid-Cap Growth Fund	1.30%	1.05%	—	October 31, 2021
International Equity Fund	1.25%	1.00%	0.80%	October 31, 2021
Global Equity Fund	1.15%	0.90%	—	October 31, 2021
U.S. Equity Long-Term Quality Fund	1.00%	0.75%	—	October 31, 2021

For the fiscal year ended March 31, 2021, expenses in the amounts of $103,466, $383,397, $238,179, and $182,817 were contractually reimbursed to the Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund, and U.S. Equity Long-Term Quality Fund, respectively. The Emerging Markets Fund’s expenses did not exceed the contractual expense limit. There are no expenses subject to recoupment within the limitations noted above.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2021

As of March 31, 2021, the Adviser may seek recoupment for previously waived or reimbursed investment advisory fee reductions, subject to the limitations noted above, no later than the dates and amounts as outlined below:

Fund	Date of Expiration March 31, 2022	Date of Expiration March 31, 2023	Date of Expiration March 31, 2024
Small/Mid-Cap Growth Fund	$128,193	$110,249	$103,466
International Equity Fund	563,815	302,303	383,397
Global Equity Fund	288,092	203,559	238,179
U.S. Equity Long-Term Quality Fund	—	109,222	182,817

The terms of the Custody Agreement between the Trust and UMB Bank, N.A. (“UMB Bank”) and the Administration and Fund Accounting Agreement and the Transfer Agency Agreement between the Trust and UMB Fund Services, Inc. (“UMBFS”) stipulate a contractual waiver of fees for certain funds within the Trust. The funds contractually defined to be eligible for the fee waivers are the Emerging Markets Fund, Small/Mid-Cap Growth Fund, International Equity Fund, and Global Equity Fund. Neither UMB Bank nor UMBFS may seek recoupment from the Trust for contractually waived fees. For the year ended March 31, 2021, fees were waived for each fund as outlined below:

Fund	Fund Accounting and Fund Administration Fees	Custody Fees	Transfer Agency Fees
Emerging Markets Fund	$194,481	$21,103	$102,289
Small/Mid-Cap Growth Fund	28,982	825	20,674
International Equity Fund	11,760	1,087	23,111
Global Equity Fund	8,142	1,344	22,777

5. Offering Costs

The Funds bear all expenses incurred in their respective business and operations. Costs incurred in connection with the initial offering of the U.S. Equity Long-Term Quality Fund were deferred and are being amortized on a straight-line basis over the first twelve months of the Fund’s operations, which began on the inception date of September 30, 2019. $39,922 in offering costs were expensed during the year ended March 31, 2021.

6. Investment Transactions

Purchases and sales of securities by each Fund, excluding short-term investments, for the fiscal year ended March 31, 2021 were as follows:

Fund	Purchases	Sales
Emerging Markets Fund	$954,095,983	$2,600,384,677
Small/Mid-Cap Growth Fund	69,158,402	115,815,886
International Equity Fund	46,611,084	19,578,003
Global Equity Fund	6,605,153	3,760,218
U.S. Equity Long-Term Quality Fund	20,322,872	4,753,540

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2021

7. Federal Income Tax Information

The Emerging Markets Fund utilized $68,321,913 of its capital loss carryforwards during the year ended March 31, 2021.

As of March 31, 2021 the Emerging Markets Fund, Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund and U.S. Equity Long-Term Quality Fund had $310,538, $248,119, $0, $0 and $0, respectively, of qualified late-year ordinary losses, which are deferred until fiscal year 2022 for tax purposes. Net late-year ordinary losses incurred after December 31, and within the taxable year, are deemed to arise on the first day of each Fund’s next taxable year.

At March 31, 2021, the cost of securities on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

	Emerging Markets Fund	Small/Mid-Cap Growth Fund	International Equity Fund	Global Equity Fund	U.S. Equity Long-Term Quality Fund
Cost of investments	$454,473,596	$97,673,767	$148,342,692	$19,505,534	$56,580,578
Gross unrealized appreciation	$207,245,793	$55,061,012	$53,274,599	$7,758,629	$25,514,014
Gross unrealized depreciation	(15,470,624)	(4,363,946)	(1,645,234)	(144,544)	(271,560)
Net unrealized appreciation on investments	$191,775,169	$50,697,066	$51,629,365	$7,614,085	$25,242,454

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax basis of the components of distributable net earnings (deficit) at March 31, 2021 were as follows:

	Emerging Markets Fund	Small/Mid-Cap Growth Fund	International Equity Fund	Global Equity Fund	U.S. Equity Long-Term Quality Fund
Undistributed Ordinary Income	$26,341,157	$2,444,713	$484,389	$31,570	$74,918
Undistributed Long-Term Capital Gains	245,572,066	7,580,942	145,315	294,607	303,610
Tax accumulated earnings	271,913,223	10,025,655	629,704	326,177	378,528
Accumulated Capital and Other Losses	(310,538)	(248,119)	—	—	—
Unrealized Appreciation/(Depreciation)	191,775,169	50,697,066	51,629,365	7,614,085	25,242,454
Foreign currency translations	(101,487)	—	1,272	(53)	—

Distributable net earnings	$463,276,367	$60,474,602	$52,260,341	$7,940,209	$25,620,982

The tax character of distributions paid during the fiscal year ended March 31, 2021 and March 31, 2020 for Emerging Markets Fund, Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund and for U.S. Equity Long-Term Quality Fund were as follows:

	Emerging Markets Fund		Small/Mid-Cap Growth Fund		International Equity Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
Ordinary Income	$4,353,056	$8,485,753	$3,067,772	$—	$615,763	$1,135,594
Long-Term Capital Gain	$—	$—	$23,207,325	$18,297,178	$2,932,556	$345,224

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2021

	Global Equity Fund		U.S. Equity Long-Term Quality Fund	U.S. Equity Long-Term Quality Fund(1)
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Period Ended March 31, 2020
Ordinary Income	$86,915	$153,758	$543,850	$89,353
Long-Term Capital Gain	$90,299	$487,706	$472,845	$4,099

(1)	Reflects operations for the period from September 30, 2019 (inception date) to March 31, 2020.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2021, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings/(losses) as follows:

	Increase (Decrease)
	Paid in Capital	Total Distributable Earnings (Loss)
Emerging Markets Fund	$254,564,608	$(254,564,608)
Small/Mid-Cap Growth Fund	$4,653,237	$(4,653,237)
International Equity Fund	$—	$—
Global Equity Fund	$—	$—
U.S. Equity Long-Term Quality Fund	$—	$—

8. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Funds that have not yet occurred. However, based on experience of the Adviser, the Funds expect the risk of loss to be remote.

9. Officers and Trustees

Each Independent Trustee receives an annual retainer of $48,000 by the Trust (They are also reimbursed for travel-related expenses). In addition, the Audit Committee Chair is also paid an annual retainer of $5,000 by the Trust. No “interested persons” who serves as Trustee of the Funds received any compensation for their services as Trustee.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2021

10. Subsequent Events

On April 15, 2021 the Adviser and Sunbridge Capital Partners LLC (“Sunbridge”) executed a Purchase Agreement under which Sunbridge agreed to acquire the Adviser’s investment advisory business relating (the “Transaction”) to the Emerging Markets Fund (the “Fund”). As a condition to the Transaction and subject to approval by the Board and Fund shareholders, the Fund would reorganize into Sunbridge Capital Emerging Markets Fund, a newly-created series of Investment Managers Series Trust II (the “IMST Trust”), registered under the Investment Company Act of 1940 and advised by Sunbridge with substantially identical investment objectives, strategies and restrictions as the Fund (the “Reorganization”). In this regard, the Board has approved the initial filing by the IMST Trust of a preliminary Proxy Statement/Prospectus on Form N-14 concerning the Reorganization, including a form of agreement and plan of reorganization (the “Reorganization Agreement”). At a meeting held on May 19, 2021, the Board, including all the Trustees who are not “interested persons” of the Fund as defined under the investment Company Act of 1940, as amended, approved the Reorganization Agreement, recommending the solicitation of the Fund’s shareholders to approve the Reorganization and the Reorganization Agreement. A meeting of Fund shareholders is currently scheduled to be held in July 2021 to consider the Reorganization. There can be no assurance that the Transaction will be consummated and that the Reorganization will be approved and effected.

Management of the Funds has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

Fiera Capital Series Trust Report of the Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Fiera Capital Series Trust and Shareholders of Fiera Capital Emerging Markets Fund, Fiera Capital Small/Mid-Cap Growth Fund, Fiera Capital International Equity Fund, Fiera Capital Global Equity Fund, and Fiera Capital U.S. Equity Long-Term Quality Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fiera Capital Series Trust, comprising Fiera Capital Emerging Markets Fund, Fiera Capital Small/Mid-Cap Growth Fund, Fiera Capital International Equity Fund, Fiera Capital Global Equity Fund, and Fiera Capital U.S. Equity Long-Term Quality Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2021, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds listed above constituting Fiera Capital Series Trust as of March 31, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Comprising the Fiera Capital Series Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Fiera Capital Emerging Markets Fund*	For the year ended March 31, 2021	For the two years in the period ended March 31, 2021	For the two years in the period ended March 31, 2021 and for the period from October 1, 2018 through March 31, 2019 and for the year ended September 30, 2018
Fiera Capital Small/Mid-Cap Growth Fund	For the year ended March 31, 2021	For the two years in the period ended March 31, 2021	For the three years in the period ended March 31, 2021 and the period from February 12, 2018 (inception date) through March 31, 2018
Fiera Capital International Equity Fund	For the year ended March 31, 2021	For the two years in the period ended March 31, 2021	For the three years in the period ended March 31, 2021 and period from September 29, 2017 (inception date) through March 31, 2018
Fiera Capital Global Equity Fund	For the year ended March 31, 2021	For the two years in the period ended March 31, 2021	For the three years in the period ended March 31, 2021 and period from April 28, 2017 (inception date) through March 31, 2018
Fiera Capital U.S. Equity Long-Term Quality Fund	For the year ended March 31, 2021	For the year ended March 31, 2021 and for the period from September 30, 2019 (inception date) to March 31, 2020.	For the year ended March 31, 2021 and for the period from September 30, 2019 (inception date) to March 31, 2020

*	The financial statements and financial highlights identified in the first paragraph, including the table above, have been consolidated.

The financial highlights for the two years in the period ended September 30, 2017 for the Fiera Capital Emerging Markets Fund and for the two years in the period ended May 31, 2017 for the Fiera Capital Small/Mid-Cap Fund were audited by other auditors whose reports, dated November 28, 2017 and July 27, 2017, respectively, expressed an unqualified opinion on those statements.

Fiera Capital Series Trust Report of the Independent Registered Public Accounting Firm

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Milwaukee, Wisconsin
May 27, 2021

We have served as the auditor of one or more Fiera Capital affiliated investment companies since 2015.

Fiera Capital Series Trust Expense Example March 31, 2021 (Unaudited)

For the six months ended March 31, 2021

As a shareholder of the Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended March 31, 2021 (10/1/20 – 3/31/21).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund		Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period 10/1/20 - 3/31/21 (1)
Emerging Markets Fund
Institutional Class	Actual	$ 1,000.00	$ 1,228.70	1.23%	$ 6.83
	Hypothetical (5% return before expenses)	1,000.00	1,018.83	1.23	6.19
Investor Class	Actual	1,000.00	1,227.00	1.48	8.22
	Hypothetical (5% return before expenses)	1,000.00	1,017.53	1.48	7.44
Small/Mid-Cap Growth Fund
Institutional Class	Actual	1,000.00	1,309.10	1.05	6.04
	Hypothetical (5% return before expenses)	1,000.00	1,019.73	1.05	5.29
Investor Class	Actual	1,000.00	1,306.60	1.30	7.48
	Hypothetical (5% return before expenses)	1,000.00	1,018.43	1.30	6.54

Fiera Capital Series Trust Expense Example – Continued March 31, 2021 (Unaudited)

Fund		Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period 10/1/20 - 3/31/21 (1)
International Equity Fund
Institutional Class	Actual	$ 1,000.00	$ 1,110.60	1.00%	$ 5.26
	Hypothetical (5% return before expenses)	1,000.00	1,019.93	1.00	5.04
Investor Class	Actual	1,000.00	1,112.00	1.25	6.58
	Hypothetical (5% return before expenses)	1,000.00	1,018.73	1.25	6.29
Z Class	Actual	1,000.00	1,111.70	0.80	4.21
	Hypothetical (5% return before expenses)	1,000.00	1,020.93	0.80	4.03
Global Equity Fund
Institutional Class	Actual	1,000.00	1,142.60	0.90	4.81
	Hypothetical (5% return before expenses)	1,000.00	1,020.43	0.90	4.53
Investor Class	Actual	1,000.00	1,141.10	1.15	6.14
	Hypothetical (5% return before expenses)	1,000.00	1,019.23	1.15	5.79
U.S. Equity Long-Term Quality Fund
Institutional Class	Actual	1,000.00	1,161.70	0.75	4.04
	Hypothetical (5% return before expenses)	1,000.00	1,021.13	0.75	3.78
Investor Class	Actual	1,000.00	1,160.30	0.99	5.33
	Hypothetical (5% return before expenses)	1,000.00	1,020.03	0.99	4.99

(1)

Expenses are equal to the Funds’ annualized expense ratios for the period October 1, 2020 through March 31, 2021, multiplied by the average account value over the period and multiplied by 182/365 (to reflect the one-half year period).

Fiera Capital Series Trust Additional Information March 31, 2021 (Unaudited)

Trustees and Officers Information

Information regarding each of the Trustees and officers of the Trust, including their principal occupations during the past five years, is set forth below. The business address of each Trustee and officer is c/o Fiera Capital Inc., 375 Park Avenue, 8th Floor, New York, New York 10152. Additional information about the Trustees is available in each Fund’s Statement of Additional Information which is available, without charge, upon request (toll-free) at 1-855-771-7119. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at https://ww.sec.gov.

Name, Age, and Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees	Present or Past (Within 5 Years) Other Directorships Held by Trustees
Disinterested Trustees
Gerald Hellerman, 83 Trustee	Indefinite/ Since Inception

Mr. Hellerman owned and served as Managing Director of Hellerman Associates, a financial and corporate consulting firm, from the firm’s inception in 1993 until it ceased operations in 2013. Mr. Hellerman currently serves as a director and member of the audit committee of The Swiss Helvetia Fund, Inc., a trustee and chair of the audit committee of High Income Securities Fund, as a director for The Mexico Equity and Income Fund, Inc. and for the Special Opportunities Fund, Inc. Mr. Hellerman was previously chair of the audit committee of MVC Capital, Inc., a Trustee of Crossroads Liquidating Trust (formerly BDCA Venture, Inc.), director of Ironsides Partners Opportunity Offshore Fund Ltd. and director and chairman of the audit committee of Emergent Capital, Inc. (formerly known as Imperial Holdings, Inc.).

			5	See Principal Occupation During Past 5 Years column.
Kevin Mirabile, 59 Trustee	Indefinite/ Since Inception	Mr. Mirabile is currently a Clinical Associate Professor of Finance and Business Economics at Fordham University (2007-Present). He previously served as a Principal at Morgan Stanley (1986-1995), a senior Executive Director at Daiwa Securities (1995-1998), a Managing Director at Barclays Capital (1998-2004) and as Chief Operating Officer at Larch Lane Advisors (2008-2011). He graduated from S.U.N.Y. Albany in 1983, is a CPA, and has a doctorate in finance and economics from PACE University (2013).	5	None

Fiera Capital Series Trust Additional Information – Continued March 31, 2021 (Unaudited)

Name, Age, and Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees	Present or Past (Within 5 Years) Other Directorships Held by Trustees
Disinterested Trustees - Continued
Corey Dillon, 51 Trustee	Indefinite/ Since August 15, 2018	Mr. Dillon is currently CEO of Benefitness Partners, a Denver-based provider of corporate wellness programs, since co-founding the firm in 2015. He was previously Senior Vice President and Director of Advisory Services for ALPS, a DST Company (2007-2015), and served as Vice President and Director at Janus Capital Group (1993-2006).	5	None
Interested Trustee*
Michael Kalbfleisch, 62 Interested Trustee, Chairman	Indefinite/ Since Inception	Mr. Kalbfleisch currently serves as Senior Vice President and Portfolio Manager, Fiera Capital Inc. (June 2016 to present). He previously served as Vice President and Chief Compliance Officer of Apex Capital Management, Inc. (2001 to May 2016).	5	None
Officers Who are Not Trustees
Michael Quigley, 59 Chief Executive Officer	Indefinite/ Since July 24, 2020

Mr. Quigley currently serves as Executive Vice President and Global Head of Institutional Markets, and Managing Partner – Boston of Fiera Capital Corporation (2020 to present). He previously served as Executive Vice President, Head of Institutional Markets – Canada at Fiera Capital Corporation (2019-2020), and National Lead Business Development at RBC Global Asset Management (2013-2019).

			N/A	N/A
Dominic Grimard, 41 Chief Financial Officer	Indefinite/ Since August 19, 2020

Mr. Grimard currently serves as Senior Vice President and Head of Finance, Public Markets & Private Wealth (2020 to present). He previously served as Head of Finance, Canadian Division (2016-2020) and Senior Director, Finance (2016-2020).

			N/A	N/A

Fiera Capital Series Trust Additional Information – Continued March 31, 2021 (Unaudited)

Name, Age, and Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees	Present or Past (Within 5 Years) Other Directorships Held by Trustees
Officers Who are Not Trustees - Continued
Jack Huntington, 50 Chief Compliance Officer	Indefinite/ Since May 20, 2020

Mr. Huntington currently serves as Director and Fund Chief Compliance Officer at Foreside Fund Officer Services, LLC (October 2015 to present). He previously served as Senior Vice President and Head of Regulatory Administration – Regulatory Administration Group at Citi Fund Services, Inc. (September 2008 to September 2015).

			N/A	N/A

*	Trustee who is an “interested person” (as defined by the 1940 Act) of the Funds because of his affiliation with the Adviser and its affiliates.

**	The Trustees serve on the Board of Trustees for terms of indefinite duration.

Fiera Capital Series Trust Additional Information – Continued March 31, 2021 (Unaudited)

Proxy Voting – For a description of the policies and procedures that each Fund use to determine how to vote proxies relating to portfolio securities, please call (toll-free) 1-855-771-7119 and request a Statement of Additional Information which contains this description. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at https://www.sec.gov. A report on “Form N-PX” of how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, upon request, by calling (toll-free) 1-855-771-7119 or by accessing the website of the Securities and Exchange Commission at https://www.sec.gov.

Disclosure of Portfolio Holdings – Each Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Form N-PORT is available on the website of the Securities and Exchange Commission at https://www.sec.gov.

Tax Information

Corporate Dividends Received Deduction

For the year ended March 31, 2021, the Emerging Markets Fund, Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund and U.S. Equity Long-Term Quality Fund respectively, had 0%, 12.48%, 0%, 100% and 100% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income

For the year ended March 31, 2021, the Emerging Markets Fund, Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund and U.S. Equity Long-Term Quality Fund, respectively, had 48.88%, 12.59%, 100%, 100% and 100% of dividends paid from net investment income, designated as qualified dividend income.

Foreign Taxes Paid

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Emerging Markets Fund and International Equity Fund designates $5,236,447 and $1,107,706 of income derived from foreign sources and $2,503,305 and $274,547 of foreign taxes paid for the period ended March 31, 2021.

Of the ordinary income (including short-term capital gain) distributions made (or to be made) for the year ended March 31, 2021, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
Emerging Markets Fund	$0.4722	$0.2258
International Equity Fund	$0.0767	$0.0190

Long-Term Capital Gains Designation

Pursuant to IRC 852 (b)(3) of the Internal Revenue Code Emerging Markets Fund, Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund and U.S. Equity Long-Term Quality Fund hereby designates $0, $23,207,325, $2,932,556, $90,299 and $472,845, respectively, as long-term capital gains distributed during the year ended March 31, 2021. Certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%.

Fiera Capital Series Trust Approval of Investment Advisory Agreements March 31, 2021 (Unaudited)

At a meeting held in person on February 10, 2021, the Board of Fiera Capital Emerging Markets Fund (the “Emerging Markets Fund”), Fiera Capital Global Equity Fund (the “Global Fund”), Fiera Capital International Equity Fund (the “International Fund”), Fiera Capital U.S. Equity Long-Term Quality Fund (the “U.S. Equity Fund”) and Fiera Capital Small/Mid-Cap Growth Fund (the “SMID Fund”), each a series of the Trust, approved the renewal of each of the investment advisory agreements (each, an “Advisory Agreement,” and collectively the “Advisory Agreements”) between the Trust, on behalf of each of the Emerging Markets Fund and its wholly owned subsidiary, Rochdale Emerging Markets (Mauritius) (the “Mauritius Subsidiary”), the Global Fund, the International Fund, the U.S. Equity Fund and the SMID Fund (the “Funds”), respectively, and the Adviser, for an additional one-year period. Also, by a unanimous vote, the Independent Trustees separately voted to approve the renewal of each Advisory Agreement.

In considering whether to approve the renewal of the Advisory Agreements the Board reviewed various materials from the Adviser, which included: (i) information concerning the services provided or proposed to be provided to each of the Funds by the Adviser; (ii) the investment performance of each of the Funds and the Adviser, including comparative performance information; (iii) the fees and expenses of each of the Funds, including comparative expense information; (iv) information on the profitability of the Adviser and its affiliates, taking into account their cost of providing services; (v) economies of scale (as applicable) and (vi) other benefits to the Adviser from its relationship with the Funds. In particular, the Board considered the following:

(a) The Nature, Extent and Quality of Services Provided by the Adviser

The Trustees reviewed various presentations the Adviser provided to the Board regarding services provided to the Funds. The Trustees noted the importance of the Adviser having adequate resources and, in this regard, noted the Adviser’s significant assets under management. The Trustees also noted the financial strength of Fiera Capital Corporation, the Adviser’s parent company and the resources, including personnel (subject to the oversight and supervision of the Adviser) it provides the Adviser as a “participating affiliate.” The Trustees also took into account the Adviser’s representation that its current financial condition should enable it to continue to provide quality services to the Funds. The Board also discussed the acceptability of the terms of each Advisory Agreement, including the relatively broad scope of services required to be performed by the Adviser under each agreement. The Trustees noted that no changes were proposed to any of the terms of the Advisory Agreements. They also noted the wide array of legal and compliance services provided to the Funds. The Trustees noted further the Adviser’s representation that the COVID-19 pandemic had not had a material adverse impact on the Adviser’s operations. The Board also observed that the Adviser provides, at its own expense, facilities necessary for the operation of the Funds and it makes personnel available to serve as the senior officers of the Funds, including the Chief Executive Officer and the Chief Financial Officer.

In connection with the investment advisory services provided to the Funds, the Board discussed, in detail, with representatives of the Adviser, the management of the Funds’ investments in accordance with each Fund’s stated investment objective and policies. With respect to each Fund, the Board reviewed each portfolio management team’s experience and resources in employing each Fund’s strategy. In addition, the Trustees observed (a) with respect to Emerging Markets Fund, that the Emerging Markets Fund is the successor to the City National Rochdale Emerging Markets Fund (the “CNR Fund”) and that the CNR Fund was sub-advised by the Adviser prior to a reorganization with the Emerging Markets Fund that closed on June 4, 2018 and that prior to providing such sub-advisory services, the portfolio manager had been employed by CNR, which managed the Fund (since its inception in 2011) using substantially identical strategies as those currently being employed; and (b) with respect to the SMID Fund, that the SMID Fund is the successor to the APEXcm Small/Mid-Cap Growth Fund (the “Predecessor Fund”) and that the Adviser managed the Predecessor Fund prior to a reorganization with the SMID Fund that closed on February 12, 2018. The Board found it was reasonable to expect that each Fund would continue to receive the services required from the Adviser under their respective Advisory Agreements and that these services should be of high quality.

(b) Investment Performance of the Funds and Adviser

In connection with the evaluation of the services provided by the Adviser, the Trustees reviewed the performance of the Adviser for each Fund. In particular, the Trustees observed: (i) with respect to the Emerging Markets Fund, the Global Fund, the International Fund and the U.S. Equity Fund, each Fund’s outperformance of its benchmark for the one-year period, as well as for the period since its inception; and (ii) with respect to the SMID Fund, the Fund’s outperformance of its benchmark for the one-year period and solid absolute returns for the one-, three- and five-year periods.

Fiera Capital Series Trust Approval of Investment Advisory Agreements March 31, 2021 (Unaudited)

(c) Cost of the Services Provided and Profits Realized by the Adviser from its Relationship with the Funds

The Trustees reviewed the cost of services provided by the Adviser and the fees paid under the Advisory Agreements. (It was observed that no fees are paid under the Advisory Agreement between the Mauritius Subsidiary and the Adviser.) The Trustees also considered information showing a comparison of the advisory fees and expense ratios of each of the Funds compared with fees and expenses of other similarly managed open-end registered products, as well as fees of other accounts advised by the Adviser which employ investment strategies similar to that of the Funds. The Trustees noted: (i) with respect to the Emerging Markets Fund, the International Fund and the Global Fund, that each Fund’s management fee was slightly higher than its peer group median, but each Fund’s net expense ratio for Investor Class Shares ranked in the top half of its respective peer group; (ii) with respect to the U.S. Equity Fund, that the Fund’s management fee and net expense ratio for Investor Class Shares each ranked in the top half of its peer group and (iii) with respect to the SMID Fund, that although the Fund’s management fee was higher than the peer group median, its expense ratio for Investor Class Shares ranked in the top half of its peer group. The Trustees recalled the amendment to the SMID Fund’s Advisory Agreement adopted in February 2020, which reduced the Fund’s management fee by 5 basis points. In addition, the Trustees observed the effect of the expense limitations agreed to by the Adviser on each Fund’s expense ratio. Based on its review, the Board concluded that the level of the management fees for each Fund was fair and reasonable in light of the extent and quality of services that each Fund receives.

In reaching this conclusion, the Trustees also considered the profitability realized by the Adviser and its affiliates from the relationships with the Funds. The Trustees observed that the Adviser’s profitability from the Funds overall appeared non-excessive.

(d) Other Benefits

The Trustees then considered the direct and indirect benefits to the Adviser and its affiliates from its relationship with the Funds, including the fees paid pursuant to the Advisory Agreements, the Funds’ Shareholder Service Agreement with the Adviser, as well as soft dollars. The Board concluded that the Funds would benefit from those services and that the benefits to the Adviser derived from these relationships seemed fair and reasonable.

(e) Economies of Scale

The Trustees then considered the economies of scale that might be realized by the Adviser as a Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Trustees observed that although each Fund’s advisory fee rate is currently not subject to a breakpoint, none of the Funds, except the Emerging Markets Fund, has achieved meaningful scale. With respect to the Emerging Markets Fund, the Trustees noted that the Fund’s fee structure mirrors the structure that was in effect for the CNR Fund immediately prior to its reorganization into the Emerging Markets Fund and, since the reorganization, the Fund’s scale had been diminished materially as net assets have declined significantly. However, the Trustees agreed to reconsider the matter should the Emerging Markets Fund’s assets increase materially from their level at the time of reorganization.

Conclusion

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the fees under each Advisory Agreement to be fair and reasonable in light of the services provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved the renewal of the Advisory Agreement for each Fund for an additional one-year period.

Fiera Capital Series Trust Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”) requires open-end registered investment companies, including exchange traded funds (“ETFs”), to establish written liquidity risk management programs. Rule 22e-4 (the “Liquidity Rule”) seeks to promote effective liquidity risk management, thereby reducing the risk that open-end funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

Consistent with the Liquidity Rule, the Fiera Capital Series Trust (the “Trust”) adopted a Liquidity Risk Management Program (“the Program”) on behalf of each series of the Trust. Fiera Capital, Inc. (the “Adviser”), acting through its Liquidity Risk Committee (the “Committee”), serves as the Program Administrator. The Committee is responsible for, among other things, adopting and administering the Program on behalf of the Adviser pursuant to Rule 22e-4. The Trust’s Board of Trustees (the “Board”) approved the Adviser acting through the Committee as the Program Administrator for the Program with the responsibilities set forth in the Program.

At a meeting of the Board held on November 11, 2020, the Adviser provided an annual written report to the Board to address the operation of the Program and assess its adequacy and the effectiveness of its implementation. The Adviser noted that, over the past year, the Adviser did not: 1) alter the classification of the liquidity of any Fund’s portfolio investments, 2) breach the 15% limitation on illiquid investments for any Fund, or 3) exceed the minimum threshold of any Fund causing the designation of such Fund as a Primarily Highly Liquid Fund (as defined in the Program) to be changed. The Adviser reported that the Adviser believes that the Program has been implemented effectively and continues to function adequately. The Adviser further reported that there have been no material changes to the Program since its most recent annual report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Fiera Capital Series Trust Privacy Notice

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of Fiera Capital Series Trust (the “Trust”) with respect to the collection, sharing and protection of non-public personal information of the Trust’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Trust. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Trust’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

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Board of Trustees

Corey Dillon
Gerald Hellerman
Michael Kalbfleisch
Kevin Mirabile

Investment Adviser

Fiera Capital, Inc.
375 Park Avenue, 8th Floor
New York, New York 10152

Dividend Paying Agent, Custodian, Transfer Agent

UMB Fund Services
235 West Galena Street
Milwaukee, WI 53212

Distributor

Foreside Fund Services, LLC
3 Canal Plaza #100
Portland, ME 04101

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 East Wells Street, Suite 1400
Milwaukee, WI 53202

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. Each Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Funds are not bank deposits, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in each Fund’s filings with the Securities and Exchange Commission. Each Fund undertakes no obligation to update any forward looking statement.

(b) There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2.  Code of Ethics

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer.  During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3.  Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on its audit committee who is “independent” within the meaning set forth in Item 3(a)(2) of Form N-CSR: Gerald Hellerman.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for professional services by the principal accountant during the Registrant’s last two fiscal years were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended March 31, 2021	$118,500
Fiscal year ended March 31, 2020	$115,000

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”.

Fiscal year ended March 31, 2021	$0
Fiscal year ended March 31, 2020	$0

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews, and tax agent services.

Fiscal year ended March 31, 2021	$31,520
Fiscal year ended March 31, 2020	$38,670

(d) All Other Fees.

Fiscal year ended March 31, 2021	None
Fiscal year ended March 31, 2020	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) During the fiscal year ended March 31, 2021, there were no other non-audit services rendered by the Registrant’s principal accountant to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders

No material changes to report.

Item 11.  Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13.  Exhibits

(a)	(1)	Code of Ethics. Filed herewith.

(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. Not applicable

(b)	Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Fiera Capital Series Trust

By	/s/ Michael Quigley
Title	Michael Quigley, Principal Executive Officer

Date	06-07-2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Quigley
Title	Michael Quigley, Principal Executive Officer

Date	06-07-2021

By	/s/ Dominic Grimard
Title	Dominic Grimard, Principal Financial Officer

Date	06-07-2021